PROSPECTUS
----------

THE
ALGER
FUND

75 Maiden Lane
New York, New York 10038
(800)992-FUND (3863)

 The Alger Fund offers interests in six Portfolios. Each Portfolio has distinct investment objectives and policies which are discussed in the section entitled
         "Investment Objectives and Policies." The six Portfolios are:

                         o Alger Money Market Portfolio
                         o Alger Small Capitalization Portfolio
                         o Alger MidCap Growth Portfolio
                         o Alger Growth Portfolio
                         o Alger Balanced Portfolio
                         o Alger Capital Appreciation Portfolio

    With the exception of Alger Money Market Portfolio, each Portfolio offers three classes of shares, each with a different combination of sales charges, ongoing fees and other features.

    This Prospectus, which should be retained for future reference, contains important information that you should know before investing. A Statement of Additional Information dated February 25, 1998 containing further information about The Alger
         Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by contacting The Alger Fund at the address or phone number above. The Securities and Exchange Commission maintains a
              Web site at http://www.sec.gov where the Statement of
                Additional Information, material incorporated by
                 reference, and other information regarding The
                           Alger Fund may be accessed.


                                TABLE OF CONTENTS
                                                 Page
                                                 ----

Introduction ..................................     i
Portfolio Expenses ............................    ii
Financial Highlights ..........................    vi
How to Purchase Shares ........................     1
How to Sell Shares ............................     5
Special Investor Services .....................     6
Investment Objectives and Policies ............     8
Investment Practices ..........................    10
Management of the Fund ........................    12
Net Asset Value ...............................    14
Dividends and Taxes ...........................    14
Performance ...................................    15

         SHARES OF ALGER MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR
           GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE
           THAT ALGER MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN
                  A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
         SHARES OF THE ALGER FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
           GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT
         FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                 THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


--------------------------------------------------------------------------------
      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURI-
      TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
         HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECUR-
            ITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
               THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                                February 25, 1998

                      [This page intentionally left blank.]

--------------------------------------------------------------------------------
                                  INTRODUCTION

   The Alger Fund's portfolios, other than Alger Money Market Portfolio, offer three classes of shares having different sales charges, ongoing fees and other features. You may purchase the class of shares that is most beneficial to you based upon the amount of the purchase, the length of time you expect to hold shares and other circumstances.

Class A Shares

   An investor purchasing Class A Shares may pay a sales charge at the time of purchase. Class A Shares are not subject to a charge when they are redeemed (except for shares purchased for total proceeds of $1 million or more, which have no initial sales charge and which may be subject to a contingent deferred sales charge ["CDSC"]). The initial sales charge may be reduced or waived for certain purchases. Class A Shares are subject to a shareholder servicing fee equal to an annual rate of .25% of the Portfolio's average daily net assets attributable to its Class A Shares. See "How to Purchase Shares--Class A Share Information."

Class B Shares

   Class B Shares are offered for sale for purchases of less than $250,000. Class B Shares have no initial sales charge, but may be subject to a CDSC of up to 5% if you redeem within six years of purchase. They are subject to a distribution (Rule 12b-1) fee at an annual rate of .75% of the Portfolio's average daily net assets attributable to Class B Shares. Class B Shares also pay a shareholder servicing fee calculated at an annual rate of .25% of the Portfolio's average daily net assets attributable to its Class B Shares. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but will have a higher expense ratio and generally will pay lower dividends than Class A Shares due to the distribution fee on Class B Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the investor's order to purchase was accepted. See "How to Purchase Shares--Class B Share Information."

Class C Shares

   Class C Shares are offered for sale for purchases of less than $1,000,000. There is no initial sales charge for Class C Shares, but they may be subject to a CDSC of 1% if you redeem within the first year of purchase. They are subject to a distribution (Rule 12b-1) fee at an annual rate of .75% of the Portfolio's average daily net assets attributable to Class C Shares. In addition, an annual shareholder servicing fee calculated at an annual rate of .25% of the Portfolio's average daily net assets attributable to its Class C Shares will be paid by Class C shareholders. Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but will have a higher expense ratio and generally will pay lower dividends than Class A Shares due to the distribution fee on Class C Shares. Class C Shares will automatically convert to Class A Shares twelve years after the end of the calendar month in which the investor's order to purchase was accepted. See "How to Purchase Shares--Class C Share Information."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PORTFOLIO EXPENSES

   The table below is designed to assist you in understanding the direct and indirect costs and expenses that you will bear as a shareholder. The Example beginning on page iv shows the amount of expenses you would pay on a $1,000 investment in each class of shares of the Portfolios. These amounts assume the reinvestment of all dividends and distributions, payment of any applicable initial sales charge or contingent deferred sales charge and payment by the Portfolios of operating expenses as shown in the table under Annual Fund Operating Expenses. The Example is an illustration only and actual expenses may be greater or less than those shown.


                                        Alger                  Alger                          Alger
                                    Money Market             Balanced                        Growth
                                      Portfolio              Portfolio                      Portfolio
                                  ---------------   ---------------------------      ------------------------
                                                    Class A   Class B   Class C      Class A  Class B Class C
                                                    -------   -------   -------      -------  ------- -------
Shareholder Transaction Expenses

Maximum Sales Charge Imposed
  on Purchases (as a percentage
  of offering price)(a)(b) ..........  None           4.75%     None      None        4.75%     None    None

Maximum Sales Charge Imposed on
  Reinvested Dividends ..............  None           None      None      None        None      None    None
Maximum Contingent Deferred
  Sales Charge (as a percentage
  of redemption proceeds)(b) ........  None           None      5.00%     1.00%       None      5.00%   1.00%

Redemption Fees .....................  None           None      None      None        None      None    None

Exchange Fees .......................  None           None      None      None        None      None    None

Annual Fund Operating Expenses
  (as a percentage of average net
  assets)

Management Fees                         .50%           .75%      .75%      .75%        .75%      .75%    .75%


Rule 12b-1 Fees(c) ..................  None           None       .75%      .75%       None       .75%    .75%
Other Expenses (d)(e)................   .31%          1.35%     1.39%     1.39%        .55%      .58%    .58%
                                        ---           ----      ----      ----        ----      ----    ----
Total Fund Expenses (c)(d) ..........   .81%          2.10%     2.89%     2.89%       1.30%     2.08%   2.08%
                                        ===           ====      ====      ====        ====      ====    ====



--------------------------------------------------------------------------------
                                       ii

--------------------------------------------------------------------------------
Portfolio Expenses (continued)




                                      Alger MidCap                   Alger                        Alger
                                         Growth              Small Capitalization          Capital Appreciation
                                        Portfolio                  Portfolio                    Portfolio
                                 ----------------------- --------------------------    -------------------------
                                 Class A Class B Class C   Class A  Class B Class C    Class A  Class B Class C
                                 ------- ------- -------   -------  ------- -------    -------  ------- -------
Shareholder Transaction Expenses

Maximum Sales Charge Imposed
  on Purchases (as a percentage
  of offering price)(a)(b)....... 4.75%   None    None      4.75%    None     None       4.75%    None    None

Maximum Sales Load Imposed on
  Reinvested Dividends........    None    None    None      None     None     None       None     None    None

Maximum Contingent Deferred
  Sales Charge (as a percentage
  of redemption proceeds)(b)..    None    5.00%   1.00%     None     5.00%    1.00%      None     5.00%   1.00%

Redemption Fees...............    None    None    None      None     None     None       None     None    None

Exchange Fees.................    None    None    None      None     None     None       None     None    None

Annual Fund Operating Expenses
  (as a percentage of average
   net assets)

Management Fees...............     .80%    .80%    .80%      .85%     .85%     .85%       .85%     .85%    .85%


Rule 12b-1 Fees(c)............    None     .75%    .75%     None      .75%     .75%      None      .75%    .75%
Other Expenses (d)(e).........     .60%    .64%    .64%      .53%     .54%     .54%       .68%     .78%    .78%
                                  ----    ----    ----      ----     ----     ----       ----     ----    ----
Total Fund Expenses(c)(d).....    1.40%   2.19%   2.19%     1.38%    2.14%    2.14%      1.53%    2.38%   2.38%
                                  ====    ====    ====      ====     ====     ====       ====     ====    ====



(a) The sales charge applicable to Class A Shares set forth in the above table is the maximum charge imposed upon the purchase of shares. Shareholders may pay less than 4.75% depending on the amount invested in Class A Shares of the Fund. See "How to Purchase Shares--Class A Share Information."
(b) Class A purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% may be imposed on certain redemptions within one year following such purchases. See "How to Purchase Shares--Class A Share Information." For Class B purchases, the amount of the contingent deferred sales charge, if applicable, will depend on the number of years since the shareholder made the purchase payment. See
     "How to Purchase Shares--Class B Share Information." For Class C purchases, a contingent deferred sales charge of 1% may be imposed on redemptions within one year following purchase. See "How to Purchase Shares--Class C
     Share Information."
(c) The Alger Fund pays Fred Alger & Company, Incorporated for its services in distributing Class B and Class C Shares of each Portfolio other than Alger
     Money Market Portfolio at the maximum annual rate of .75% of the class's average daily net assets. Long-term shareholders paying Rule 12b-1 fees pursuant to The Alger Fund's plans of distribution may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

(d) Included in Other Expenses of Alger Capital Appreciation Portfolio is 0.08% of interest expense for Class A Shares and 0.11% of interest expense for Class B and Class C Shares.

(e) Other Expenses for a Portfolio's Class C Shares are estimated on the basis of amounts incurred by the Portfolio's Class B Shares during its most recent fiscal year.

--------------------------------------------------------------------------------
                                      iii


--------------------------------------------------------------------------------
Portfolio Expenses (continued)

                                        Alger                  Alger                          Alger
                                    Money Market             Balanced                        Growth
                                      Portfolio              Portfolio                      Portfolio
                                  -----------------------------------------------  ---------------------------
                                                    Class A   Class B   Class C      Class A  Class B Class C
                                                    -------   -------   -------      -------  ------- -------
Example
You would pay the following
  expenses on a $1,000
  investment including
  the maximum sales
  charges and assuming
  (1) 5% annual return and
  (2) redemption at the end of
  each time period:

One Year                                $ 8           $ 68      $ 79     $  39        $ 60      $ 71   $  31
Three Years                              26            110       119        89          87        95      65
Five Years                               45            155       172       152         115       132     112
Ten Years                               100            279       321       321         197       241     241

You would  pay the  following
  expenses  on the  same
  investment,  assuming  no
  redemption at the end
  of each time period:
One Year                                $ 8           $ 68      $ 29     $  29        $ 60      $ 21   $  21
Three Years                              26            110        89        89          87        65      65
Five Years                               45            155       152       152         115       112     112
Ten Years                               100            279       321       321         197       241     241



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Expenses (continued)

                                      Alger MidCap                   Alger                        Alger
                                         Growth              Small Capitalization          Capital Appreciation
                                        Portfolio                  Portfolio                    Portfolio
                                 -----------------------   --------------------------  ---------------------------
                                 Class A Class B Class C   Class A  Class B  Class C    Class A  Class B Class C
                                 ------- ------- -------   -------  -------  -------    -------  ------- -------
Example
You would pay the following
  expenses on a $1,000 investment
  including the maximum sales
  charges and assuming
  (1) 5% annual return and
  (2) redemption at the end of
  each time period:

One Year .....................    $ 61    $ 72   $  32      $ 61     $ 72    $  32       $ 62     $ 74   $  34
Three Years...................      90      99      69        89       97       67         94      104      74
Five Years....................     120     137     117       119      135      115        127      147     127
Ten Years.....................     207     252     252       205      247      247        221      272     272


You would pay the following
  expenses on the same
  investment, assuming no
  redemption at the end of
  each time period:


One Year......................    $ 61    $ 22   $  22      $ 61     $ 22      $22       $ 62     $ 24   $  24
Three Years...................      90      69      69        89       67       67         94       74      74
Five Years....................     120     117     117       119      115      115        127      127     127
Ten Years.....................     207     252     252       205      247      247        221      272     272



--------------------------------------------------------------------------------
                                        v

                              FINANCIAL HIGHLIGHTS


The Financial Highlights for the years ended October 31, 1990 through 1997 have been audited by Arthur Andersen LLP, The Alger Fund's (the "Fund") independent public accountants. This information should be read in conjunction with the financial statements of the Fund contained in its Annual Report, which financial statements are incorporated by reference in the Statement of Additional Information. An Annual Report of the Fund is available by contacting the Fund at
(800) 992-3863. In addition to financial statements, the Annual Report contains further information about the performance of the Fund. The Financial Highlights, with the exception of the total return information, for the two years ended October 31, 1989, have been audited by other independent accountants, who have expressed an unqualified opinion thereon.

THE ALGER FUND
MONEY MARKET PORTFOLIO
Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                              Year Ended October 31,
                                         ---------------------------------------------------------------------
                                            1997         1996        1995       1994        1993        1992
                                            -----        -----       -----      -----       -----       -----
Net asset value, beginning of period.     $ 1.0000   $  1.0000   $  1.0000  $  1.0000    $  1.0000  $  1.0000
                                          --------   ---------   ---------  ---------    ---------  ---------
Net investment income................        .0479       .0521       .0573      .0374        .0304      .0424
Dividends from net investment
  income.............................       (.0479)     (.0521)     (.0573)    (.0374)      (.0304)    (.0424)
                                          --------   ---------   ---------  ---------    ---------  ---------
Net asset value, end of period.......     $ 1.0000   $  1.0000   $  1.0000  $  1.0000    $  1.0000  $  1.0000
                                          ========   =========   =========  =========    =========  =========
Total Return ........................         4.9%        5.3%        5.9%       3.8%         3.1%       4.3%
                                          ========   =========   =========  =========    =========  =========
Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted)..................     $179,407    $285,702    $185,822   $163,170     $126,567   $135,288
                                          ========   =========   =========  =========    =========  =========
  Ratio of expenses to average net
    assets...........................         .81%        .41%        .29%       .27%         .41%       .25%
                                          ========   =========   =========  =========    =========  =========
  Decrease reflected in above
    expense ratios due to expense
    reimbursements and
    management fee waivers...........          --%        .38%        .50%       .50%         .50%       .60%
                                          ========   =========   =========  =========    =========  =========
  Ratio of net investment income
    to average net assets............        4.76%       5.18%       5.73%      3.78%        3.04%      4.30%
                                          ========   =========   =========  =========    =========  =========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                    Year Ended October 31,
                                         ---------------------------------------------
                                            1991         1990        1989       1988
                                            -----        -----       -----      -----
Net asset value, beginning of period.    $  1.0000   $  1.0000   $  1.0000  $  1.0000
                                         ---------   ---------   ---------  ---------
Net investment income................        .0671       .0844       .0927      .0732
Dividends from net investment
  income.............................       (.0671)     (.0844)     (.0927)    (.0732)
                                         ---------   ---------   ---------  ---------
Net asset value, end of period.......    $  1.0000   $  1.0000   $  1.0000  $  1.0000
                                         =========   =========   =========  =========
Total Return ........................         6.9%        8.8%        9.7%(i)    7.6%(i)
                                         =========   =========   =========  =========
Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted)..................     $160,898    $143,420   $  69,581  $  11,509
                                         =========   =========   =========  =========
  Ratio of expenses to average net
    assets...........................         .18%        .03%          --         --
                                         =========   =========   =========  =========
  Decrease reflected in above
    expense ratios due to expense
    reimbursements and
    management fee waivers...........         .63%        .84%        .93%      1.73%
                                         =========   =========   =========  =========
  Ratio of net investment income
    to average net assets............        6.76%       8.37%       9.45%      7.16%
                                         =========   =========   =========  =========


 (i)Unaudited.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE ALGER FUND
BALANCED PORTFOLIO
Financial Highlights (i)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                               Class C     Class A                      Class B
                             ----------- -----------  -----------------------------------------------------

                                                                                                   From
                                                                                               June 1, 1992
                            Three Months Ten Months                                            (commencement
                               Ended       Ended              Year Ended October 31,         of operations)
                             October 31,  October 31, ---------------------------------------- to October 31,
                               1997(ii)    1997(ii)  1997     1996      1995         1994    1993    1992(ii)
                             ----------  ----------  -----  -------- --------      -------  -------  -------
Net asset value, beginning
  of period................   $ 16.88     $ 13.99  $ 14.21  $  13.59  $ 10.65      $ 11.18   $ 9.95  $ 10.00
                              -------     -------  -------  -------- --------      -------   ------- --------
Net investment income (loss)     (.01)        .05       --       .12     (.02)(iv)    (.05)     (.01)    (.12)
Net realized and unrealized
gain (loss) on investments       (.38)       2.54     2.67       .72     2.96         (.39)     1.24     .07
                              -------     -------  -------  -------- --------      -------   ------- --------
Total from investment
   operations .............      (.39)       2.59     2.67       .84     2.94         (.44)     1.23     (.05)
                              -------     -------  -------  -------- --------      -------   ------- --------
Dividends from net
investment
   income..................        --          --     (.06)     (.01)      --           --       --        --
Distributions from net
   realized gains..........        --          --     (.34)     (.21)      --         (.09)      --        --
                              -------     -------  -------  -------- --------      -------   ------  --------
Total Distributions........        --          --     (.40)     (.22)      --         (.09)      --        --
                              -------     -------  -------  -------- --------      -------   ------  --------
Net asset value, end

   of period ..............   $ 16.49     $ 16.58  $ 16.48  $  14.21 $  13.59      $ 10.65   $ 11.18 $   9.95
                              =======     =======  =======  ======== ========      =======   ======= ========
Total Return (iii).........    (2.31%)      18.5%    19.3%      6.3%    27.6%        (4.0%)    12.4%    (0.5%)
                              =======     =======  =======  ======== ========      =======   ======= ========
Ratios and Supplemental Data:
  Net assets, end of period
  (000's omitted)..........      $ 48       $ 459  $12,653  $ 13,492 $  6,214      $ 3,073   $ 3,125 $  1,370
                              =======     =======  =======  ======== ========      =======   ======= ========
  Ratio of expenses to
   average net assets......     2.77%       2.10%    2.89%     2.70%    3.34%         3.18%   3.82%    5.62%
                              =======     =======  =======  ======== ========      ========  ======= ========
  Decrease reflected in
    above expense ratios
    due to expense
    reimbursements (v).....        --          --       --        --     .24%             --   .75%     .75%
                              =======     =======  =======  ======== ========      ========= ====== ========
  Ratio of net investment
   income (loss) to average
   net assets .............     (.84%)       .72%     .04%      .47%    (.13%)       (.41%)   (.97%)  (3.07%)
                              =======     =======  =======  ======== ========      =======   ====== ========
  Portfolio Turnover Rate..   109.26%     109.26%  109.26%    85.51%   84.06%       84.88%  115.17%   17.07%
                              =======     =======  =======  ======== ========      =======  ======= ========
  Average Commission
    Rate Paid .............   $ .0709     $ .0709  $ .0709  $ .0700
                              =======     =======  =======  ========

(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.


(ii) Ratios have been annualized; total return has not been annualized.

(iii)Does not reflect the effect of any sales charges.

(iv) Amount was computed based on average shares outstanding during the period.


(v) Represents expense reimbursements made pursuant to applicable state expense limits.

--------------------------------------------------------------------------------
THE ALGER FUND
MIDCAP GROWTH PORTFOLIO
Financial Highlights (i)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                       Class C          Class A                        Class B
                                     ----------       -----------------------------------------------------------------------
                                                                                                                       From
                                      Three Months    Ten Months                                                    May 24, 1993
                                         Ended          Ended                    Year Ended October 31             (commencement
                                      October 31,     October 31,                                                of operations) to
                                       1997(ii)        1997(ii)     1997        1996          1995       1994  October 31, 1993 (ii)
                                    --------------  ------------   -------     -------        --------------------------
Net asset value, beginning
 of period ........................   $  22.49       $  18.92     $  18.87    $  18.94         $  12.77   $  12.48    $  10.00
                                      --------       --------     --------    --------         --------   --------    --------
Net investment income (loss).......       (.03)          (.10)        (.29)       (.25)(iv)        (.08)      (.11)       (.09)
Net realized and unrealized
 gain (loss) on investments .......       (.13)          3.64         4.23        1.35             6.25        .68        2.57
                                      --------       --------     --------    --------         --------   --------    --------
 Total from investment operations .       (.16)          3.54         3.94        1.10             6.17        .57        2.48
Distribution from net
  realized gains ..................         --           --           (.48)      (1.17)             --       (.28)          --
                                      --------       --------     --------    --------         --------   --------    --------
Net asset value, end of period ....   $  22.33       $  22.46      $ 22.33    $  18.87         $  18.94   $  12.77    $  12.48
Total Return (iii) ................       (.7%)         18.7%        21.4%        6.4%            48.3%       4.7%       24.8%
                                      ========       ========     ========    ========         ========   ========    ========
Ratios and Supplemental Data:
Net assets, end of period
  (000's omitted) .................   $     84       $  5,436     $166,475    $125,686         $ 54,016   $ 18,516    $  3,836
                                      ========       ========     ========    ========         ========   ========    ========
 Ratio of expenses to
  average net assets ..............      1.97%          1.40%        2.19%       2.27%            2.39%      3.20%       3.73%
                                      ========       ========     ========    ========         ========   ========    ========
 Decrease reflected in above
  expense ratio due to
  expense reimbursements (v) ......         --             --           --          --               --       .07%        .80%
                                      ========       ========     ========    ========         ========   ========    ========
 Ratio of net investment income
  (loss) to average net assets ....     (1.55%)         (.83%)      (1.58%)     (1.33%)          (1.71%)    (2.32%)     (2.86%)
                                      ========       ========     ========    ========         ========   ========    ========
 Portfolio Turnover Rate ..........    160.09%        160.09%      160.09%     113.95%          121.60%    127.40%      57.64%
                                      ========       ========     ========    ========         ========   ========    ========
 Average Commission Rate Paid .....   $  .0680       $  .0680     $  .0680    $  .0690
                                      ========       ========     ========    ========



(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(ii)  Ratios have been annualized; total return has not been annualized.
(iii) Does not reflect the effect of any sales charges.
(iv)  Amount was computed based on average shares outstanding during the period.
(v) Represents expense reimbursements made pursuant to applicable state expense limits.


--------------------------------------------------------------------------------

THE ALGER FUND
GROWTH PORTFOLIO
Financial Highlights (i)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                       Class C                Class A                     Class B (ii)
                                  -----------------------------------------------------------------------------------------------
                                    Three Months    Ten Months
                                       Ended          Ended                      Year Ended October 31,
                                     October 31,    October 31,    ------------------------------------------------------
                                      1997(vi)       1997(vi)       1997        1996             1995       1994         1993
                                  -------------     ----------      -----       -----           -----      -----        -----
Net asset value, beginning
  of period .......................   $  11.98       $   9.40     $   9.49    $   9.38         $   6.97   $   7.43    $   5.76
                                      --------       --------     --------    --------         --------   --------    --------
Net investment income (loss) ......       (.02)          (.02)        (.13)       (.08)(v)         (.02)      (.07)(v)    (.02)
Net realized and unrealized gain
 (loss) on investments ............       (.46)          2.20         2.44         .78             2.59        .35        1.70
                                      --------       --------     --------    --------         --------   --------    --------
Total from investment
  operations ......................       (.48)          2.18         2.31         .70             2.57        .28        1.68
Distributions from net
  realized gains ..................         --             --         (.30)       (.59)            (.16)      (.74)       (.01)
                                      --------       --------     --------    --------         --------   --------    --------
Net asset value, end of period ....   $  11.50       $  11.58     $  11.50    $   9.49         $   9.38   $   6.97    $   7.43
                                      ========       ========     ========    ========         ========   ========    ========
Total Return (iv) .................      (4.0%)         23.2%        24.9%        8.1%            37.8%       4.1%       29.2%
                                      ========       ========     ========    ========         ========   ========    ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted) .................   $    199       $ 52,307     $304,984    $266,207         $154,284   $ 76,390    $ 37,988
                                      ========       ========     ========    ========         ========   ========    ========
 Ratio of expenses to average
  net assets ......................      2.02%          1.30%        2.08%       2.08%            2.09%      2.20%       2.20%
                                      ========       ========     ========    ========         ========   ========    ========
 Decrease reflected in above
  expense ratios due to expense
  reimbursements ..................         --             --           --          --               --         --          --
                                      ========       ========     ========    ========         ========   ========    ========
 Ratio of net investment
  income (loss)
  to average net assets ...........     (1.43%)         (.39%)      (1.13%)      (.84%)          (1.03%)    (1.01%)     (1.16%)
                                      ========       ========     ========    ========         ========   ========    ========
 Portfolio Turnover Rate ..........    128.26%        128.26%      128.26%      94.91%          118.16%    103.86%     108.54%
                                      ========       ========     ========    ========         ========   ========    ========
 Average Commission Rate Paid .....   $  .0699       $  .0699     $  .0699    $  .0715
                                      ========       ========     ========    ========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                               Class B (ii)
                                         ---------------------------------------------------------
                                                          Year Ended October 31,
                                         ---------------------------------------------------------
                                           1992         1991        1990       1989           1988
                                           -----        -----       -----      -----          -----
Net asset value, beginning of period ...  $   5.77    $   4.25    $   4.42   $   3.48       $   3.23
                                          --------    --------    --------   --------       --------
Net investment income (loss) ...........      (.06)(v)    (.02)       (.02)      (.05)          (.04)
Net realized and unrealized gain
 (loss) on investments .................       .61        1.86        (.15)       .99            .29
                                          --------    --------    --------   --------       --------
Total from investment operations .......       .55        1.84        (.17)       .94            .25
Distributions from net realized gains ..      (.56)       (.32)         --         --             --
                                          --------    --------    --------   --------       --------
Net asset value, end of period .........  $   5.76    $   5.77    $   4.25   $   4.42       $   3.48
                                          ========    ========    ========   ========       ========
Total Return (iv) ......................      9.7%       45.8%       (4.0%)     27.0%(iii)      7.7%(iii)
                                          ========    ========    ========   ========       ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted) ......................  $ 19,379    $ 10,213    $  5,667   $  5,463       $  5,294
                                          ========    ========    ========   ========       ========
 Ratio of expenses to average
  net assets ...........................     2.32%       2.70%       3.09%      3.32%          3.01%
                                          ========    ========    ========   ========       ========
 Decrease reflected in above
  expense ratios due to expense
  reimbursements .......................        --          --          --         --           .43%
                                          ========    ========    ========   ========       ========
 Ratio of net investment
  income (loss)
  to average net assets ................    (1.07%)     (1.06%)      (.68%)     (.70%)         (.99%)
                                          ========    ========    ========   ========       ========
 Portfolio Turnover Rate ...............    69.28%      76.06%      86.06%    106.73%        151.30%
                                          ========    ========    ========   ========       ========



(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(ii) Per share data have been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(iii) Unaudited.
(iv)  Does not reflect the effect of any sales charges.
(v)   Amount was computed based on average shares outstanding during the year.
(vi)  Ratios have been annualized; total return has not been annualized.
--------------------------------------------------------------------------------

THE ALGER FUND
SMALL CAPITALIZATION PORTFOLIO
Financial Highlights (i)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                       Class C        Class A                           Class B (ii)
                                  --------------    ------------   -----------------------------------------------------------
                                    Three Months    Ten Months
                                       Ended          Ended                      Year Ended October 31,
                                     October 31,    October 31,    -----------------------------------------------------------
                                      1997(vi)       1997(vi)       1997        1996             1995       1994         1993
                                  -------------     ----------      -----       -----           -----      -----        -----
Net asset value, beginning
  of period .......................   $  10.38       $   9.21     $  10.86    $  11.13         $   7.62   $   8.65    $   6.88
                                      --------       --------     --------    --------         --------   --------    --------
Net investment income (loss) ......       (.03)          (.04)        (.11)       (.09)            (.13)      (.09)       (.08)
Net realized and unrealized
 gain (loss) on investments .......       (.06)          1.18         1.28         .42             3.64       (.02)       1.85
                                      --------       --------     --------    --------         --------   --------    --------
Total from investment operations ..       (.09)          1.14         1.17         .33             3.51       (.11)       1.77
Distributions from net
  realized gains ..................         --             --        (1.74)       (.60)              --       (.92)         --
                                      --------       --------     --------    --------         --------   --------    --------
Net asset value, end of period ....   $  10.29       $  10.35     $  10.29    $  10.86         $  11.13   $   7.62    $   8.65
                                      ========       ========     ========    ========         ========   ========    ========
Total Return (iv) .................       (.9%)         12.4%        12.9%        3.2%            46.2%      (1.1%)      25.8%
                                      ========       ========     ========    ========         ========   ========    ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted) .................   $    338       $ 25,996     $580,651    $553,872         $463,718   $294,890    $300,108
                                      ========       ========     ========    ========         ========   ========    ========
 Ratio of expenses to
  average net assets ..............      2.09%          1.38%        2.14%       2.13%            2.11%      2.18%       2.13%
                                      ========       ========     ========    ========         ========   ========    ========
 Decrease reflected in above
  expense ratios due to
  expense reimbursements ..........         --             --           --          --               --         --          --
                                      ========       ========     ========    ========         ========   ========    ========
 Ratio of net investment
    income (loss) to
  average net assets ..............     (1.71%)         (.93%)      (1.67%)     (1.59%)          (1.75%)    (1.51%)     (1.52%)
                                      ========       ========     ========    ========         ========   ========    ========
 Portfolio Turnover Rate ..........    120.27%        120.27%      120.27%     153.35%           97.37%    131.86%     148.49%
                                      ========       ========     ========    ========         ========   ========    ========
 Average Commission Rate Paid .....   $  .0652       $  .0652     $  .0652    $  .0611
                                      ========       ========     ========    ========


--------------------------------------------------------------------------------
                                      xii



                                                                  Class B (ii)
                                         --------------------------------------------------------------
                                                                Year Ended October 31,
                                         --------------------------------------------------------------
                                           1992         1991        1990          1989          1988
                                           -----        -----       -----         -----         -----
Net asset value, beginning
  of period .........................     $   6.97    $   4.33    $   5.91      $   3.58       $   3.00
                                          --------    --------    --------      --------       --------
Net investment income (loss).........         (.11)(v)    (.03)       (.06)(v)        --           (.07)
Net realized and unrealized
   gain (loss) on investments........          .37        2.76        (.25)         2.33            .65
                                          --------    --------    --------      --------       --------
Total from investment operations.....          .26        2.73        (.31)         2.33            .58
Distributions from net
  realized gains ....................         (.35)       (.09)      (1.27)           --             --
                                          --------    --------    --------      --------       --------
Net asset value, end of period.......     $   6.88    $   6.97    $   4.33      $   5.91       $   3.58
                                          ========    ========    ========      ========       ========
Total Return (iv) ...................         3.4%       63.7%       (7.1%)        65.1%(iii)     19.3%(iii)
                                          ========    ========    ========      ========       ========
Ratios and Supplemental Data:
 Net assets, end of period
    (000's omitted) .................     $182,432    $ 61,273    $ 23,628      $ 11,990       $  3,709
                                          ========    ========    ========      ========       ========
 Ratio of expenses to
    average net assets ..............        2.17%       2.23%       2.66%         3.25%          3.01%
                                          ========    ========    ========      ========       ========
 Decrease reflected in above expense
    ratios due to expense
    reimbursements ..................           --          --          --            --          1.33%
                                          ========    ========    ========      ========       ========
 Ratio of net investment
    income (loss) to
  average net assets ................       (1.64%)     (1.37%)     (1.17%)       (1.92%)         (2.07%)
                                          ========    ========    ========      ========       ========
 Portfolio Turnover Rate ............      121.00%     171.04%     252.66%       441.42%        228.32%
                                          ========    ========    ========      ========       ========

(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(ii) Per share data have been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(iii) Unaudited.
(iv)  Does not reflect the effect of any sales charges.
(v)   Amount was computed based on average shares outstanding during the period.
(vi)  Ratios have been annualized; total return has not been annualized.

THE ALGER FUND
CAPITAL APPRECIATION PORTFOLIO (i)
Financial Highlights (ii)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                            Class C       Class A                         Class B
                                           -----------  ------------   --------------------------------------------------------
                                         Three Months   Ten Months
                                             Ended         Ended                      Year Ended October 31,
                                          October 31,   October 31,    ---------------------------------------------------------
                                            1997(v)       1997(v)        1997        1996              1995               1994
                                          -----------   -----------    ---------   ---------         ---------          --------
Net asset value, beginning
  of period ...........................    $    27.67    $    21.59    $    21.62   $    18.62        $    11.11        $   10.00
                                           ----------    ----------    ----------   ----------        ----------        ---------
Net investment income (loss) ..........          (.05)         (.09)         (.33)        (.34)(iii)       (0.47)(iii)      (0.47)
Net realized and unrealized
  gain on investments .................         (1.62)         4.67          4.85         3.88              7.98             1.58
                                           ----------    ----------    ----------   ----------        ----------        ---------
 Total from investment operations .....         (1.67)         4.58          4.52         3.54              7.51             1.11
Distributions from net
  realized gains ......................            --            --          (.14)        (.54)               --               --
                                           ----------    ----------    ----------   ----------        ----------        ---------
Net asset value, end of period ........    $    26.00    $    26.17    $    26.00   $    21.62        $    18.62        $   11.11
                                           ==========    ==========    ==========   ==========        ==========        =========
Total Return (iv) .....................         (6.0%)        21.2%         21.0%        19.5%             67.6%            11.1%
                                           ==========    ==========    ==========   ==========        ==========        =========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted) .....................    $      631    $   15,572    $  212,895   $  150,258        $   33,640        $   2,369
                                           ==========    ==========    ==========   ==========        ==========        =========
 Ratio of expenses excluding
  interest to average net assets ......         2.18%         1.45%         2.27%        2.44%             3.26%            4.13%
                                           ==========    ==========    ==========   ==========        ==========        =========
 Ratio of expenses including
  interest to average net assets ......         2.25%         1.53%         2.38%        2.46%             3.54%            5.53%
                                           ==========    ==========    ==========   ==========        ==========        =========
 Decrease reflected in above
  expense ratios due to expense
  reimbursements (vi) .................            --            --            --           --                --            0.85%
                                           ==========    ==========    ==========   ==========        ==========        =========
 Ratio of net investment income
  (loss) to average net assets ........        (1.80%)        (.85%)       (1.72%)      (1.61%)           (3.02%)          (5.12%)
                                           ==========    ==========    ==========   ==========        ==========        =========
 Portfolio Turnover Rate ..............       157.63%       157.63%       157.63%      162.37%           197.65%          231.99%
                                           ==========    ==========    ==========   ==========        ==========        =========
 Average Commission Rate Paid .........    $    .0702    $    .0702    $    .0702   $    .0647
                                           ==========    ==========    ==========   ==========
 Amount of debt outstanding
  at end of period ....................            --            --            --   $7,700,000               --         $ 651,000
                                           ==========    ==========    ==========   ==========        ==========        =========
 Average amount of debt
  outstanding during
  the period ..........................    $2,940,097    $2,940,097    $2,940,097   $  239,966        $  293,153        $ 406,864
                                           ==========    ==========    ==========   ==========        ==========        =========
 Average daily number of shares
  outstanding during the period .......     7,739,199     7,739,199     7,739,199    4,852,286           543,270          191,676
                                           ==========    ==========    ==========   ==========        ==========        =========
 Average amount of debt per
  share during the period .............    $     0.38    $     0.38    $     0.38   $     0.05        $     0.54        $    2.12
                                           ==========    ==========    ==========   ==========        ==========        =========

(i) Prior to March 27, 1995, the Capital Appreciation Portfolio was the Leveraged AllCap Portfolio.

(ii) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.

(iii) Amount was computed based on average shares outstanding during the year.

(iv)  Does not reflect the effect of any sales charges.

(v)   Ratios have been annualized; total return has not been annualized.

(vi) Represents expense reimbursements made pursuant to applicable state expense limits.



--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

In General


   The Alger Fund (the "Fund") offers Class A, Class B and Class C Shares (except for Alger Money Market Portfolio which has a single class of shares) for investors. The offering price for Class A Shares is net asset value plus an initial sales charge that declines for larger purchases (see "Class A Share Information" below). Purchases of Class A Shares in amounts of $1 million or more incur no initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") if held for less than one year. The offering price for Class B Shares is net asset value with no initial sales charge but such shares may be subject to a CDSC if held for less than six years. Class B Shares automatically convert to Class A Shares after they have been held for eight years (see "Class B Share Information" below). Class C shares also are sold at net asset value without an initial sales charge, but they may be subject to a CDSC of 1% if held for less than one year. Class C Shares automatically convert to Class A Shares after they have been held for twelve years (see "Class C Share Information" below). Alger Money Market Portfolio is sold without an initial sales charge or CDSC. There is no minimum imposed on initial or subsequent investments in any Portfolio other than Alger Money Market Portfolio. The minimum initial investment in Alger Money Market Portfolio is $500, and subsequent investments must be at least $25. These minimums may be waived under certain circumstances. The Fund or the transfer agent may reject any purchase order.


Methods of Purchasing Shares

 MAIL

   You can buy shares through Alger Shareholder Services, Inc., the Fund's transfer agent ("Transfer Agent"), by filling out the New Account Application and returning it with a check drawn on a U.S. bank to Alger Shareholder Services, Inc. at 30 Montgomery Street, Box 2001, Jersey City, NJ 07302.

 WIRE TRANSFERS

   Investors establishing new accounts by wire transfer should forward their completed New Account Applications to the Transfer Agent, stating that the account was established by wire transfer and the date and amount of the transfer. Further information regarding wire transfers is available by calling
(800) 992-3863.


 BROKERS

   You can buy shares of the Portfolios through brokers who have signed sales agreements with the Fund's Distributor, Fred Alger & Company, Incorporated ("Alger Inc.").


 PROCESSING ORGANIZATIONS

   You can buy shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest with the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with this Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger Inc., or any of its affiliates.

CLASS A SHARE INFORMATION

   Class A Shares are available in all Portfolios except Alger Money Market Portfolio. These shares may be subject to an initial sales charge (indicated below) on purchases of less than $1 million. Purchases of Class A Shares in the amount of $1 million or more avoid the initial sales charge, but are subject to a CDSC of 1% if held for less than one year. See "Contingent Deferred Sales Charge" below.

 INITIAL SALES CHARGE

   The sales charges applicable to purchases of Class A Shares of the Portfolios (other than the Alger Money Market Portfolio) are:

                            Sales Charge     Sales Charge       Dealer Allowance
     Purchase                 as % of         as % of               as % of
      Amount               Offering Price   Net Asset Value      Offering Price
-------------------        --------------   ---------------     ----------------
Less than $100,000            4.75%            4.99%               4.00%
$100,000 - $249,999           4.00%            4.17%               3.25%
$250,000 - $499,999           3.00%            3.09%               2.50%
$500,000 - $999,999           2.25%            2.30%               1.75%
$1,000,000 and over             *                *                 1.00%


------------------
* Purchases of Class A Shares, which when combined with current holdings of Class A Shares offered with a sales charge equal to or exceeding $1,000,000 in the aggregate, may be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances. See "Waivers of Sales Charges."

   The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of the Fund made at one time (unless a Letter of Intent is on file with the Fund) by "any person," which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account. See "Letter of Intent."

   From time to time Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

 RIGHT OF ACCUMULATION

   Class A Shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A Shares of the Fund then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 LETTER OF INTENT

   A Letter of Intent ("LOI") contemplating aggregate purchases of $100,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the preceding sales charge table includes purchases of all Class A Shares of the Fund offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

   The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

CLASS B SHARE INFORMATION

   Class B Shares are offered for sale for purchases of less than $250,000. Class B Shares are sold at net asset value with no initial sales charge. This provides investors the benefit of putting all of their dollars to work at the time the investment is made. However, a CDSC of up to 5% may be imposed if you redeem your shares within six years of purchase. See "Contingent Deferred Sales Charge." Class B Shares are subject to certain Rule 12b-1 fees as well, which are described below. Once Class B Shares have been held for eight years, they will automatically convert to Class A Shares. See "Conversion of Class B and Class C Shares."

CLASS C SHARE INFORMATION

   Class C shares are offered for sale for purchases of less than $1,000,000. Class C Shares are sold at net asset value with no initial sales charge. This provides investors the benefit of putting all of their dollars to work at the time the investment is made. However, a CDSC of 1% may be imposed if you redeem your shares within one year of purchase. See "Contingent Deferred Sales Charge." Class C Shares are subject to certain Rule 12b-1 fees as well, which are described below. Once Class C Shares have been held for twelve years, they will automatically convert to Class A Shares. (See "Conversion of Class B and Class C Shares.")

   Class C Shares are subject to the same ongoing distribution and service fees as Class B Shares but are subject to a CDSC for a shorter period of time (one year versus six years) than Class B Shares. However, Class B Shares convert to Class A Shares after a shorter period of time than do Class C Shares (eight years versus twelve years).


CONVERSION OF CLASS B AND CLASS C SHARES

   Class B and Class C Shares will automatically convert to Class A Shares eight and twelve years, respectively, after the end of the calendar month in which the order to purchase was accepted and will thereafter not be subject to the original Class's Rule 12b-1 fees. The conversion will be completed on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and reinvested capital gains will also be converted into Class A Shares. Because Alger Money Market Portfolio is not subject to any distribution fees, the running of the applicable conversion period is suspended for any period of time in which shares received in exchange for Class B or Class C Shares are held in that Portfolio. For purposes of determining the conversion date of Class B Shares outstanding prior to August 1, 1997, such shares will be deemed to have been held for either eight years or the period (adjusted as set forth in the preceding sentence) since their purchase acceptance, whichever is shorter. Accordingly, all Class B Shares outstanding for at least eight years as of August 28, 1997 were converted to Class A Shares on August 28, 1997.


   The conversion of Class B Shares and Class C Shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax laws. The conversion of Class B and Class C Shares may be suspended if such an opinion is no longer available.

DISTRIBUTION PLANS

   The Fund has adopted separate Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") under which Classes B and C of each Portfolio other than Alger Money Market Portfolio may make payments to Alger Inc. in connection with its activities in promoting sales of that Portfolio's Class B and C Shares--at a maximum annual rate of .75% of the Portfolio's average daily net assets represented by such shares (each a Rule 12b-1 fee). Under the Class B Plan, the Rule 12b-1 fee is paid, up to the maximum annual rate, to the extent necessary to reimburse Alger Inc.'s expenses incurred in promoting distribution of Class B shares. Under the Class C Plan, the Rule 12b-1 fee constitutes compensation to Alger Inc. for its activities in distributing Class C Shares, and the expenses incurred by Alger
Inc. in connection with such activities may be greater or less than the compensation received from the Portfolio. In each case, the Rule 12b-1 fee, sometimes described as an "asset-based sales charge," allows investors to buy shares without an initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B or C Shares of the Portfolios. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4.75% of the amount invested in Class B Shares, and up to 1% of the amount invested in Class C Shares, to dealers from its own resources at the time of sale and pays continuing commissions after purchase to dealers selling Class C Shares. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc. Any CDSCs on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Class B Plan. Under the Class B Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 1997, the end of the Fund's fiscal year, the following approximate amounts were carried forward under the Class B Plan: Alger Small Capitalization Portfolio--$16,444,000 (2.71% of net assets); Alger MidCap Growth Portfolio--$3,218,000 (1.87%); Alger Growth Portfolio--$7,605,000 (2.13%); Alger Balanced Portfolio--$225,000 (1.71%); and
Alger Capital Appreciation Portfolio--$2,124,000 (.93%).

CONTINGENT DEFERRED SALES CHARGE

   No CDSC is imposed on the redemption of shares of Alger Money Market Portfolio, except that shares of the Portfolio acquired in exchange for shares of the other Portfolios will bear any CDSC that would apply to the exchanged shares.


   With respect to Class B Shares, there is no initial sales charge on purchases of shares of any Portfolio, but a CDSC may be charged on certain redemptions. The CDSC is imposed on any redemption that causes the current value of your account in the Class B shares of the Portfolio to fall below the amount of purchase payments made during a six-year holding period. The amount of the charge is based on the length of time shares are held, according to the following table:

                                                                    Contingent
                                                                  Deferred Sales
       Years Shares Were Held                                         Charge
  ----------------------------------                              --------------
Less than one ................................................          5%
One but less than two ........................................          4%
Two but less than three ......................................          3%
Three but less than four .....................................          2%
Four but less than five ......................................          2%
Five but less than six .......................................          1%
Six and greater ..............................................          0%

   Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

   Class C Shares have no initial sales charge but are subject to a CDSC of 1% if redeemed within one year of purchase.

   IN GENERAL

   For purposes of the CDSC, it is assumed that the shares of the Portfolio from which the redemption is made are the shares of that Portfolio which result in the lowest charge, if any.

   Redemptions of shares of each of the Portfolios are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. Since no charge is imposed on shares purchased and retained in Alger Money Market Portfolio, you may wish to consider redeeming those shares, if any, before redeeming shares that are subject to a CDSC. Please see the Statement of Additional Information for examples of how the CDSC is calculated when shares are exchanged.


WAIVERS OF SALES CHARGES

   No initial  sales charge  (Class A) or CDSC (Classes A, B or C) is imposed on
(1) purchases or redemptions by (i) employees of Alger Inc. and its  affiliates,
(ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) purchases or redemptions by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended,
(ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) purchases or redemptions by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) purchases or redemptions of shares held through defined contribution plans as defined by ERISA; (5) purchases or redemptions by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) purchases or redemptions by registered investment advisers, banks, trust companies and other financial institutions exercising discretionary authority with respect to the money invested in Fund shares; (7) purchases or redemptions by registered investment advisers for their own accounts; (8) purchases or redemptions by a Processing Organization, as shareholder of record, on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services ("wrap" accounts); and clients of such investment advisers or financial plan-ners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; and (9) purchases or redemptions by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents.

   Any CDSC is also waived on (1) Systematic Withdrawal Plan payments, (2) redemptions of shares in connection with certain required post-retirement withdrawals from an IRA or other retirement plan or (3) redemptions following the death or disability of a shareholder.

   Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.


                               HOW TO SELL SHARES

   You can sell (redeem) some or all of your shares on any business day. Your shares will be sold at the next net asset value calculated after your redemption request is received and accepted by the Transfer Agent and your payment will be made by check within seven days. A CDSC may be charged on certain redemptions. See "Contingent Deferred Sales Charge" above for details. Redemptions may be suspended and payments delayed under certain emergency circumstances as determined by the Securities and Exchange Commission. The Transfer Agent will reject any redemption request made within 15 days after receipt of the purchase check, the TelePurchase order or Automatic Investment Plan transfer against which such redemption is requested. You can sell your shares in any of the following ways: by mail, by telephone, by check (Alger Money Market Portfolio only) or through your broker. Please note that, although the Fund is authorized to charge a fee for each wire redemption, it does not currently intend to do so.


MAIL

   You should send a letter of instruction to the Transfer Agent that includes your name, account number, Portfolio name, the class of shares (if applicable), the number of shares or dollar amount and where you want the money to be sent. The letter must be signed by all authorized signers and, if the redemption is for more than $5,000 or if the proceeds are to be sent to an address other than the address of record, the signature(s) must be guaranteed. In addition, any request for redemption proceeds to be sent to the address of record must have the signature(s) guaranteed if made within 60 days of changing your address. The Transfer Agent will accept a signature guarantee by the following financial institutions: a U.S. bank, trust company, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, credit union which is authorized to provide signature guarantees, national securities exchange, registered securities association or clearing agency.


TELEPHONE WIRE REDEMPTION OPTION

   If you wish to use this service, you should mark the appropriate box on the New Account Application or complete a Telephone Services Form with a guaranteed signature. To sell shares by telephone, please call (800) 992-3863. If your redemption request is received before 12:00 noon Eastern time for Alger Money Market Portfolio, your redemption proceeds will be wired the same day. Redemption requests for Portfolios other than Alger Money Market Portfolio received prior to the close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) and requests received after 12:00 noon for Alger Money Market Portfolio will be paid on the next business day. The minimum wire redemption amount is $2,500. If your proceeds are less than $2,500, they will be mailed to your address of record. Redemption requests made before 12:00 noon Eastern time for Alger Money Market Portfolio will not receive a dividend for that day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

TELEPHONE REDEMPTIONS

   You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. If your redemption request is received before 12:00 noon Eastern time for Alger Money Market Portfolio, your redemption proceeds will generally be mailed on the next business day. Redemption requests for Portfolios other than Alger Money Market Portfolio received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Requests received after 12:00 noon Eastern time for Alger Money Market Portfolio will generally be mailed on the business day following the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

   Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address. Redemption requests made before 12:00 noon Eastern time for Alger Money Market Portfolio will not receive a dividend for that day.

   The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

CHECK REDEMPTIONS (ALGER MONEY MARKET PORTFOLIO ONLY)

   You may redeem shares in your Alger Money Market Portfolio account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge for the first five checks you write in any one calendar year. You will be charged $2.50 for each additional check you write.

   Your redemption may be reduced by any applicable CDSC (see "Contingent Deferred Sales Charge"). If your account is not adequate to cover the amount of your check and any applicable CDSC, the check will be returned marked insufficient funds. As a result, checks should not be used to close an account. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

   The use of the check redemption procedure does not give rise to a banking relationship between the shareholder and the Fund or the Transfer Agent, which will be acting solely as transfer agent for the Portfolio.

REDEMPTION IN KIND

   Under unusual circumstances, shares of a Portfolio may be redeemed "in kind," which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.



                            SPECIAL INVESTOR SERVICES
EXCHANGE PRIVILEGE

   Except as limited below, shareholders may exchange some or all of their shares for shares of another Portfolio of the Fund. Class A shareholders may exchange their shares for Class A Shares of another Portfolio or for shares of Alger Money Market Portfolio. Class B shareholders may exchange their shares for Class B Shares of another Portfolio or for shares of Alger Money Market Portfolio. Class C shareholders may exchange their shares for Class C Shares of another Portfolio or for shares of Alger Money Market Portfolio. Alger Money Market Portfolio shares acquired by direct purchase may be exchanged for Class A, Class B or Class C Shares of another Portfolio; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Portfolio acquired by exchange rather than by direct purchase may be exchanged for shares of another Portfolio, but only for shares of the same class as those originally exchanged for Alger Money Market Portfolio shares. The period of time shares are held in Alger Money Market Portfolio shall not be considered in scheduling of the automatic conversion to Class A Shares or, for accounts opened after October 17, 1992, in the calculation of a CDSC.

   You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Portfolios of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Alger Money Market Portfolio to any other Portfolio will receive dividends from Alger Money Market Portfolio for the day of the exchange. Shares of Alger Money Market Portfolio received in exchange for shares of any other Portfolio will earn dividends beginning on the next business day after the exchange.

    You may make up to six exchanges annually by telephone or in writing. The Fund may charge a transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

AUTOMATIC INVESTMENT PLAN

    The Fund offers an Automatic Investment Plan which permits you to make regular transfers to your Fund account from your bank account on the last business day of every month. The minimum monthly investment amount is $25 per Portfolio. Your bank must be a member of the Automated Clearing House.


AUTOMATIC EXCHANGE PLAN

   The Fund also offers an Automatic Exchange Plan which permits you to exchange a specified amount from your Alger Money Market Portfolio account into one or more of the other Portfolios on or about the fifteenth day of the month. The minimum monthly exchange amount is $25 per Portfolio.

   For more information on any of the services discussed above, please call the Fund toll-free at (800) 992-3863.

TELEPURCHASE AND TELEREDEMPTION PRIVILEGES

   The TELEPURCHASE Privilege allows you to purchase Fund shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or sending a Telephone Services Form to the Transfer Agent. Your funds will be transferred from your designated bank account to your Fund account normally within one business day.

   The TELEREDEMPTION Privilege allows you to transfer funds (minimum $500, maximum $50,000) between your Fund account and your designated bank account. Redemption proceeds will be transferred to your bank account, generally within two business days after your redemption request is received. Although the Fund is authorized to charge a fee of $17.00 for each Automated Clearing House redemption, it does not currently intend to do so.

   To use these privileges, your bank must be a member of the Automated Clearing House. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.


RETIREMENT  PLANS

   Shares of the Portfolios are available as an investment for your retirement plans, including regular IRAs, Keogh Plans, corporate pension and profit-sharing plans, Simplified Employee Pension IRAs, SIMPLE IRAs, Roth IRAs, education IRAs, 401(k) Plans and 403(b) Plans. Please call the Fund at (800) 992-3863 to receive the appropriate documents which contain important information and applications.


SYSTEMATIC WITHDRAWAL PLAN

   If your account balance in any Portfolio is $10,000 or more, you may establish a Systematic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly or annual basis, without payment of a CDSC. The maximum monthly withdrawal is one percent of the current account value in the Portfolio at the time you begin participation in the Plan. Shares held in certificate form are not eligible for this service.

REINSTATEMENT PRIVILEGE

   A shareholder who has redeemed shares of a Portfolio may, within 30 days of the redemption, reinstate any portion or all of the net proceeds of such redemption in Portfolio shares of the same class by exercise of the Reinstatement Privilege. Reinvestment will be at the net asset value of the Portfolio next determined upon receipt of the proceeds and letter requesting this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This privilege may be exercised only once by a shareholder. Exercising the Reinstatement Privilege will not alter any tax payable on the redemption and a loss may not be allowed for tax purposes.

                              INVESTMENT OBJECTIVES
                                  AND POLICIES

   The investment objectives of the Portfolios and the investment restrictions summarized in the next paragraph are fundamental which means that they may not be changed without shareholder approval. All investment policies and practices described elsewhere in this Prospectus are not fundamental, which means the Fund's Board of Trustees may change them without shareholder approval. There is no guarantee that any Portfolio's objectives will be achieved.

   As a matter of fundamental policy, no Portfolio will: (1) with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (2) own more than 10% of the outstanding voting securities of any company; (3) invest more than 10% (15% for Alger Capital Appreciation Portfolio) of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market; (4) invest more than 25% of its total assets in any one industry, except for U.S. Government securities and, with respect to Alger Money Market Portfolio, bank and thrift obligations; (5) borrow money or pledge its assets, except that it may borrow money or pledge its assets in an amount of up to 10% of its total assets for temporary or emergency purposes and that Alger Capital Appreciation Portfolio may borrow for investment purposes as described below under "Alger Capital Appreciation Portfolio." The Statement of Additional Information contains additional investment restrictions as well as additional information on the Portfolios' investment practices.

   Except in the case of percentage limitations on borrowing by the Portfolios and as may be otherwise stated, the percentage limitations contained in the Fund's investment restrictions and other investment policies apply at the time of purchase of a security, and a later increase or decrease in percentage resulting from a change in value of securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction or policy.


   In order to permit sales of shares in certain jurisdictions, the Fund may commit to policies more restrictive than those stated above, and the Fund may terminate any such commitment by discontinuing sales of shares in the applicable jurisdiction.


ALGER MONEY MARKET PORTFOLIO

   The investment objective of the Portfolio is to earn high current income consistent with preservation of principal and maintenance of liquidity. The Portfolio may invest in "money market" instruments including, certificates of deposit, time deposits and bankers' acceptances; U.S. Government securities; corporate bonds having less than 397 days remaining to maturity; and commercial paper, including variable rate master demand notes. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements. The Statement of Additional Information contains more information on these instruments.

   The Portfolio will invest at least 95% of its total assets in money market securities which are rated within the highest credit category assigned by at least two established rating agencies (or one rating agency if the security is rated by only one) and will only invest in money market securities rated at the time of purchase within the two highest credit categories or, if not rated, of equivalent investment quality as determined by Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. Alger Management subjects all securities eligible for investment to its own credit analysis and considers all securities purchased by the Portfolio to present minimal credit risks.

   The Portfolio has a policy of maintaining a stable net asset value of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured, nor is its yield fixed.

The Portfolio generally purchases securities which mature in 13 months or less. The average maturity of the Portfolio will not be greater than 90 days. A discussion of rating agencies is included in the Appendix to the Statement of Additional Information.

ALGER BALANCED PORTFOLIO

   The investment objective of the Portfolio is current income and long-term capital appreciation. The Portfolio intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Normally, it will invest in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. Except during temporary defensive periods, the Portfolio will maintain at least 25% of its net assets in fixed income (senior) securities. With respect to debt securities, the Portfolio will invest only in instruments which are rated in one of the four highest rating categories by any established rating agency, or if not rated, which are determined by Alger Management to be of comparable quality to instruments so rated.

   The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER GROWTH PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization--present market value per share multiplied by the total number of shares outstanding--of $1 billion or greater. Accordingly, the Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.


ALGER MIDCAP GROWTH PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of December 31, 1997, the range of market capitalization of these companies was $213 million to $13.737 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


ALGER SMALL CAPITALIZATION PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of December 31, 1997, the range of market capitalization of the companies in the Russell Index was $20 million to $2.97 billion; the range of market capitalization of the companies in the S&P Index at that date was $21 million to $2.934 billion. The combined range as of that date was $20 million to $2.97 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER CAPITAL APPRECIATION PORTFOLIO

   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size.

   The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money (leverage) for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities. See "Investment Practices."

IN GENERAL

   Alger Small Capitalization Portfolio, Alger MidCap Growth Portfolio, Alger Growth Portfolio, Alger Capital Appreciation Portfolio, and the equity portion of Alger Balanced Portfolio seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of total assets, in the case of Alger Balanced Portfolio) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.


   Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which Alger Small Capitalization Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors. These risks may also apply to investments in smaller companies by all other Portfolios except Alger Money Market Portfolio.

                              INVESTMENT PRACTICES

   The Portfolios may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Portfolios.

REPURCHASE AGREEMENTS

   In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Portfolio could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Portfolio might incur a loss if the value of the collateral held declines during this period.

ILLIQUID AND RESTRICTED SECURITIES

   An investment may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Each Portfolio may purchase securities eligible for resale under Rule 144A of the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers. Under the policies and procedures established by the Fund's Board of Trustees, Alger Management determines the liquidity of the Portfolios' Rule 144A investments.

LENDING OF PORTFOLIO SECURITIES


   In order to generate income and to offset expenses, each Portfolio may lend portfolio securities with a value up to 331/3% of the Portfolio's total assets, including all collateral on such loans less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. Default by the borrower could result in delays, costs and/or losses in disposing of the collateral or recovering the loaned securities and, should the borrower fail financially, possible loss of rights in the collateral.


FOREIGN SECURITIES

   Each Portfolio other than Alger Money Market Portfolio may invest up to 20% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Portfolio to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

   Each Portfolio may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), or U.S. dollar-denominated securities of foreign issuers, none of which are included in the 20% foreign securities limitation. ADRs and ADSs are traded in the U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

LEVERAGE THROUGH BORROWING

   Alger Capital Appreciation Portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging.
Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. The Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

OPTIONS

   Alger Capital Appreciation Portfolio may buy and sell (write) exchange listed options in order to obtain additional return or to hedge the value of its portfolio. Hedging transactions are intended to reduce the risk of price fluctuations. The Portfolio may write an option on a security only if the option is "covered" (for a discussion of covered options, see the Statement of Additional Information). Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes. The Portfolio may purchase and sell put and call options on stock indexes in order to increase its gross income or to hedge its portfolio against price fluctuations.

   The writing and purchase of options are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio securities transactions. Additional discussion of these risks and techniques is included in the Statement of Additional Information.

STOCK INDEX FUTURES AND OPTIONS ON
STOCK INDEX FUTURES

   Alger  Capital  Appreciation  Portfolio  may  purchase  and sell stock  index
futures  contracts  and  options  on  stock  index  futures   contracts.   These
investments may be made only for hedging, not speculative, purposes.

   There can be no assurance of the Portfolio's successful use of stock index futures as a hedging device. If Alger Management uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

PORTFOLIO TURNOVER

   Portfolio changes will generally be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss. Higher levels of portfolio activity generally result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Portfolio's shareholders.


                             MANAGEMENT OF THE FUND

ORGANIZATION

   The Fund was organized on March 20, 1986 as a multi-series Massachusetts business trust. The Fund offers an unlimited number of shares of six series, representing its shares of the Portfolios. With the exception of Alger Money Market Portfolio, each Portfolio offers three classes of shares.

   Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio. Shareholders of a class have exclusive voting rights with respect to matters affecting only that class, and shareholders vote separately by class on matters in which the interests of one class differ from those of another.

BOARD OF TRUSTEES

   The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Statement of Additional Information contains general background information about each Trustee and officer of the Fund.

INVESTMENT MANAGER

   Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the Portfolios and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.


   Alger Management has been in the business of providing investment advisory services since 1964 and, as of January 31, 1998, had approximately $7.8 billion under management, $4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

PORTFOLIO MANAGERS

    David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the Portfolios of the Fund. Mr. Alger has been employed by Alger Management since 1971, as Executive Vice President and Director of Research until 1995 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management. Steven R. Thumm serves as co-manager of the Alger Balanced Portfolio and other mutual funds managed by Alger Management. He has been employed by Alger Management as a fixed income analyst since 1991.

   Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.

CERTAIN SHAREHOLDERS


   Set forth below is certain information regarding significant shareholders of the Portfolios. At February 2, 1998, Merrill Lynch & Co. Trustee FBO Qualified Retirement Plans owned beneficially or of record 32.07% of Alger Growth Portfolio--Class A Shares, and Dreyfus Retirement Services owned beneficially or of record 37.34% of Alger Growth Portfolio--Class A Shares. On the same date, FTC & Co.--Datalynx House Acct. owned beneficially or of record 32.35% of Alger MidCap Growth Portfolio--Class A Shares. On that date, Donaldson Lufkin Jenrette Securities Corp. owned beneficially or of record 27.99% of Alger Balanced Portfolio--Class C Shares, and Ken's Auto Service, Inc. owned beneficially or of record 26.88% of Alger Balanced Portfolio--Class C Shares. Also on February 2, 1998, Merrill Lynch Pierce Fenner & Smith FBO its Customers owned beneficially or of record 39.35% of Alger MidCap Growth Portfolio--Class C Shares, 29.01% of Alger Growth Portfolio--Class C Shares and 29.18% of Alger Capital Appreciation Portfolio--Class C Shares. The shareholders identified above may be deemed to control the specified Classes, which may have the effect of proportionately diminishing the voting power of other shareholders of these Classes.


FEES AND EXPENSES

   Each Portfolio pays Alger Management a management fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Portfolio's average daily net assets, as follows: Alger Money Market Portfolio-.50%; Alger Small Capitalization Portfolio and Alger Capital Appreciation Portfolio-.85%; Alger MidCap Growth Portfolio-.80%; Alger Growth Portfolio and Alger Balanced Portfolio-.75%.

   Each Portfolio pays other expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. More information about each Portfolio's investment management agreement and other expenses paid by the Portfolios is included in the Statement of Additional Information.

   The Statement of Additional Information contains information about the Fund's brokerage policies and practices.

DISTRIBUTOR

   Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.

Transfer Agent

   Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolios. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

SHAREHOLDER SERVICING AGREEMENT

   The Fund pays Alger Inc. a shareholder servicing fee of .25% of the average daily net assets of each Portfolio other than Alger Money Market Portfolio for ongoing service and maintenance of shareholder accounts. Alger Inc. will compensate dealers from this fee who provide personal service and maintenance of customer accounts.

                                 NET ASSET VALUE

   The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) or, for Alger Money Market Portfolio, as of 12:00 noon Eastern time on each day the NYSE is open.

   Purchases for Alger Money Market Portfolio will be processed at the net asset value calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:00 noon Eastern time, your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:00 noon Eastern time, it will be credited and begin earning dividends the next business day. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your purchase is made by check, and received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), it will be credited and begin earning dividends the next business day.

   Purchases for the other Portfolios will be based upon the next net asset value calculated for each class after your order is received and accepted. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

   Third-party   checks   will   not  be   honored   except   in  the   case  of
employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.


                               DIVIDENDS AND TAXES

DIVIDENDS

   Each class will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected in writing to have all dividends and distributions paid in cash or reinvested at net asset value into another identically registered Alger Portfolio account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge. Any dividends of Alger Money Market Portfolio are declared daily and paid monthly, and any dividends of the other Portfolios are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

   The classes of a Portfolio may have different dividend and distribution rates. Class A dividends generally will be greater than those of Classes B and C due to the Rule 12b-1 fees associated with Class B and C Shares. However, dividends paid to each class of shares in a Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

TAXES

   Each Portfolio intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90 percent of its investment company taxable income to them within applicable time periods. Each Portfolio is treated as a separate taxable entity, with the result that taxable dividends and distributions from a Portfolio reflect only the income and gains, net of losses, of that Portfolio.

   For federal income tax purposes dividends and distributions from a Portfolio are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption or exchange of shares in the Portfolios.

   Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.


                                   PERFORMANCE

   The Portfolios and their underlying classes advertise different types of yield and total return performance. All performance figures are based on historical earnings and are not intended to indicate future performance. Yield and total return figures may be different among the classes of a portfolio. Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund.


   Alger Money Market Portfolio may advertise its "yield" and "effective yield." The "yield" of the Portfolio refers to certain income generated by an investment in the Portfolio over a particular base period. This income is then "annualized." That is, the amount of income generated by the investment during the period is assumed to be generated over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect on this assumed reinvestment.


   Each of the classes of the Portfolios other than Alger Money Market Portfolio may also include quotations of their "total return" in advertisements or reports to shareholders or prospective investors. Total return figures show the aggregate or average percentage change in value of an investment in a class from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the class's shares and assume that any income dividends and/or capital gains distributions made by the class during the period were reinvested in shares of the class. Figures will be given for recent 1, 5, and 10 year periods, and may be given for other periods as well (such as from commencement of the class's operations, or on a year-by-year basis) and may utilize dollar cost averaging. The class may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the class for the specific period (again reflecting changes in class share price and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be calculated either with or without the effect of the CDSC or initial sales charge to which the shares are subject and may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions). "Total return" and "yield" for a class will vary based on changes in market conditions. In addition, since the deduction of a class's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the class's expenses.

   The Statement of Additional Information, which is incorporated by reference, further describes the method used to determine the yields and total return figures. Current yield and/or total return quotations may be obtained by contacting the Fund.

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not be lawfully made.

                                -----------------


Investment Manager:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

Distributor:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

Transfer Agent:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

Auditors:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

Counsel:
Hollyer Brady Smith Troxell
 Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, NY 10176




THE
ALGER
FUND

Meeting the challenge
of investing




AS298
                          Alger Money Market Portfolio
                      Alger Small Capitalization Portfolio
                          Alger MidCap Growth Portfolio
                             Alger Growth Portfolio
                            Alger Balanced Portfolio
                      Alger Capital Appreciation Portfolio

PROSPECTUS
                                                               February 25, 1998

PROSPECTUS
----------




75 Maiden Lane
New York, New York 10038
(800) 992-FUND (3863)


                             ALGER GROWTH PORTFOLIO

   The  Alger  Fund  (the  "Fund")  offers  interests  in six  portfolios.  This
Prospectus sets forth information about Alger Growth Portfolio (the "Portfolio"). The Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater. The Portfolio offers three classes of shares, each with a different combination of sales charges, ongoing fees and other features.

   SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


   This Prospectus, which should be retained for future reference, contains important information that you should know before investing. A Statement of Additional Information dated February 25, 1998 containing further information about all the portfolios of the Fund, including the Portfolio, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by contacting the Fund at the address or phone number above. The Securities and Exchange Commission maintains a Web site at http://www.sec.gov where the Statement of Additional Information, material incorporated by reference, and other information regarding The Alger Fund may be accessed.



                                TABLE OF CONTENTS




Introduction ..................................    ii
Portfolio Expenses ............................   iii
Financial Highlights ..........................    iv
How to Purchase Shares ........................     1
How to Sell Shares ............................     5
Special Investor Services .....................     6
Investment Objectives and Policies ............     8
Investment Practices ..........................     9
Management of the Fund ........................     9
Net Asset Value ...............................    11
Dividends and Taxes ...........................    11
Performance ...................................    12


--------------------------------------------------------------------------------
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
             SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURI-
               TIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
                  COMMISSION OR ANY STATE SECURITIES COMMISSION
                  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                      PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                                FEBRUARY 25, 1998

================================================================================
                                  INTRODUCTION

   The Alger Fund's Portfolios, other than Alger Money Market Portfolio, offer three classes of shares having different sales charges, ongoing fees and other features. You may purchase the class of shares that is most beneficial to you based upon the amount of the purchase, the length of time you expect to hold shares and other circumstances.

Class A Shares

   An investor purchasing Class A Shares may pay a sales charge at the time of purchase. Class A Shares are not subject to a charge when they are redeemed (except for shares purchased for total proceeds of $1 million or more, which have no initial sales charge and which may be subject to a contingent deferred sales charge ["CDSC"]). The initial sales charge may be reduced or waived for certain purchases. Class A Shares are subject to a shareholder servicing fee equal to an annual rate of .25% of the Portfolio's average daily net assets attributable to its Class A Shares. See "How to Purchase Shares--Class A Share Information."

Class B Shares

   Class B Shares are offered for sale for purchases of less than $250,000. Class B Shares have no initial sales charge, but may be subject to a CDSC of up to 5% if you redeem within six years of purchase. They are subject to a distribution (Rule 12b-1) fee at an annual rate of .75% of the Portfolio's average daily net assets attributable to Class B Shares. Class B Shares also pay a shareholder servicing fee calculated at an annual rate of .25% of the Portfolio's average daily net assets attributable to its Class B Shares. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but will have a higher expense ratio and generally will pay lower dividends than Class A Shares due to the distribution fee on Class B Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the investor's order to purchase was accepted. See "How to Purchase Shares--Class B Share Information."

Class C Shares

   Class C Shares are offered for sale for purchases of less than $1,000,000. There is no initial sales charge for Class C Shares, but they may be subject to a CDSC of 1% if you redeem within the first year of purchase. They are subject to a distribution (Rule 12b-1) fee at an annual rate of .75% of the Portfolio's average daily net assets attributable to Class C Shares. In addition, an annual shareholder servicing fee calculated at an annual rate of .25% of the Portfolio's average daily net assets attributable to its Class C Shares will be paid by Class C shareholders. Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but will have a higher expense ratio and generally will pay lower dividends than Class A Shares due to the distribution fee on Class C Shares. Class C Shares will automatically convert to Class A Shares twelve years after the end of the calendar month in which the investor's order to purchase was accepted. See "How to Purchase Shares--Class C Share Information."
================================================================================

================================================================================
PORTFOLIO EXPENSES
   The table below is designed to assist you in understanding the direct and indirect costs and expenses that you will bear as a shareholder. The Example accompanying the Table shows the amount of expenses you would pay on a $1,000 investment in each class of shares of the Portfolio. These amounts assume the reinvestment of all dividends and distributions, payment of any applicable initial or contingent deferred sales charges and payment by the Portfolio of operating expenses as shown in the Table under Annual Portfolio Operating Expenses. The Example is an illustration only and actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES                                                  CLASS A   CLASS B    CLASS C
                                                                                  -------   -------    -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)(a)(b) .................................      4.75%     None      None
Maximum Sales Charge Imposed on Reinvested Dividends ........................      None      None      None
Maximum Contingent Deferred Sales Charge
  (as a percentage of redemption proceeds)(b) ...............................      None      5.00%     1.00%
Redemption Fees .............................................................      None      None      None
Exchange Fees ...............................................................      None      None      None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees .............................................................      .75%      .75%      .75%

12b-1 Fees(c) ...............................................................      None       .75%      .75%

Other Expenses(d) ...........................................................      .55%      .58%      .58%
                                                                                   ----      ----      ----

Total Portfolio Operating Expenses ..........................................      1.30%     2.08%     2.08%
                                                                                   ====      ====      ====

(a) The sales charge applicable to Class A Shares set forth in the above table is the maximum charge imposed upon the purchase of shares. Shareholders may pay less than 4.75% depending on the amount invested in Class A Shares of the Portfolio. See "How to Purchase Shares--Class A Share Information."
(b) Class A purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% may be imposed on certain redemptions within one year following such purchases. See "How to Purchase Shares--Class A Share Information." For Class B purchases, the amount of the contingent deferred sales charge, if applicable, will depend on the number of years since the shareholder made the purchase payment. See "How to Purchase Shares--Class B Share Information." For Class C purchases, a contingent deferred sales charge of 1% may be imposed on redemptions within one year following purchase. See "How to Purchase Shares--Class C Share Information."
(c) The Portfolio pays Fred Alger & Company, Incorporated for its services in distributing Class B and Class C Shares of the Portfolio at the maximum annual rate of .75% of the class's average daily net assets. Long-term shareholders paying Rule 12b-1 fees pursuant to The Alger Fund's plans of distribution may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
(d) Other Expenses for the Portfolio's Class A and Class C Shares are estimated on the basis of amounts incurred by the Portfolio's Class B Shares during its most recent fiscal year.

EXAMPLE                                                                           CLASS A   CLASS B    CLASS C
                                                                                  -------   -------    -------
You would  pay the  following  expenses  on a $1,000  investment  including  the maximum sales charges and assuming (1) 5% annual return and (2)  redemption at the end of each time period:
One Year .......................................................................    $ 60      $ 71      $ 31
Three Years ....................................................................      87        95        65
Five Years .....................................................................     115       132       112
Ten Years ......................................................................     197       241       241



================================================================================
You would pay the following expenses on the same investment, assuming no redemption at the end of each time period:

One Year .......................................................................    $ 60      $ 21      $ 21
Three Years ....................................................................      87        65        65
Five Years .....................................................................     115       112       112
Ten Years ......................................................................     194       241       241

                              FINANCIAL HIGHLIGHTS

The Financial Highlights for the years ended October 31, 1990 through 1997 have been audited by Arthur Andersen LLP, the Fund's independent public accountants. This information should be read in conjunction with the financial statements of the Fund contained in its Annual Report, which financial statements are incorporated by reference in the Statement of Additional Information. An Annual Report of the Fund is available by contacting the Fund at (800) 992-3863. In addition to financial statements, the Annual Report contains further information about the performance of the Fund. The Financial Highlights, with the exception of the total return information, for the two years ended October 31, 1989 to October 31, 1987 have been audited by other independent accountants, who have expressed an unqualified opinion thereon.


THE ALGER FUND
GROWTH PORTFOLIO
Financial Highlights (i)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                          Class C       Class A                    Class B (ii)
                                        ------------  ------------  ----------------------
                                        Three Months  Ten Months
                                            Ended        Ended
                                         October 31,                         Year Ended October 31,
                                                      October 31,   -------------------------------------
                                          1997 (vi)      1997 (vi)    1997       1996          1995        1994
                                         ----------      ----         ----       ----          ----        ----
Net asset value, beginning of period.    $  11.98     $    9.40     $   9.49   $   9.38     $   6.97     $   7.43
                                         --------     ---------     --------   --------     --------     --------
Net investment income (loss).........        (.02)         (.02)        (.13)      (.08)(v)     (.02)        (.07)(v)
Net realized and unrealized gain
 (loss) on investments...............        (.46)         2.20         2.44        .78         2.59          .35
                                         --------     ---------     --------   --------     --------     --------
Total from investment operations.....        (.48)         2.18         2.31        .70         2.57          .28
Distributions from net realized gains          --            --         (.30)      (.59)        (.16)        (.74)
                                         --------     ---------     --------   --------     --------     --------
Net asset value, end of period.......       11.50     $   11.58     $  11.50   $   9.49     $   9.38     $   6.97
                                         ========     =========     ========   ========     ========     ========
Total Return (iv)....................       (4.0%)        23.2%        24.9%       8.1%        37.8%         4.1%
                                         ========     =========     ========   ========     ========     ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)....................    $    199     $  52,307     $304,984   $266,207     $154,284     $ 76,390
                                         ========     =========     ========   ========     ========     ========
 Ratio of expenses to average
  net assets ........................       2.02%         1.30%        2.08%      2.08%        2.09%         2.20%
                                         ========     =========     ========   ========     ========     ========
 Decrease reflected in above
  expense ratios due to expense
  reimbursements.....................          --            --           --         --           --           --
                                         ========     =========     ========   ========     ========     ========
 Ratio of net investment income
  (loss) to average net assets.......      (1.43%)        (.39%)      (1.13%)     (.84%)      (1.03%)     (1.01%)
                                         ========     =========     ========   ========     ========     ========
 Portfolio Turnover Rate.............     128.26%       128.26%      128.26%     94.91%      118.16%     103.86%
                                         ========     =========     ========   ========     ========     ========
 Average Commission Rate Paid........    $  .0699     $   .0699     $  .0699   $ .0715
                                         ========     =========     ========   ========


  (i) Class C Shares were initially offered on August 1, 1997. Class A Shares were initially  offered  January 1, 1997.
 (ii) Per  share data have been  adjusted to
      reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(iii) Unaudited.



                                       iv


                                                                   Class B (ii)
                                        -----------------------------------------------------------------
                                                               Year Ended October 31,
                                        -----------------------------------------------------------------
                                           1993       1992        1991       1990         1989       1988
                                           ----       ----        ----       ----         ----       ----
Net asset value, beginning of period.   $   5.76    $   5.77    $   4.25   $   4.42     $   3.48   $   3.23
                                        --------    --------    --------   --------     --------   --------
Net investment income (loss).........       (.02)       (.06)(v)    (.02)      (.02)        (.05)      (.04)
Net realized and unrealized gain
 (loss) on investments...............       1.70         .61        1.86       (.15)         .99        .29
                                        --------    --------    --------   --------     --------   --------
Total from investment operations.....       1.68         .55        1.84       (.17)         .94        .25
Distributions from net realized gains       (.01)       (.56)       (.32)        --          --         --
                                        --------    --------    --------   --------     --------   --------
Net asset value, end of period.......       7.43    $   5.76    $   5.77   $   4.25     $   4.42   $   3.48
                                        ========    ========    ========   ========     ========   ========
Total Return (iv)....................      29.2%        9.7%       45.8%      (4.0%)       27.0%(iii)  7.7%(iii)
                                        ========    ========    ========   ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)....................    $ 37,988    $ 19,379    $ 10,213   $  5,667     $  5,463   $  5,294
                                         ========    ========    ========   ========     ========   ========
 Ratio of expenses to average
  net assets                                2.20%        2.32%       2.70%      3.09%        3.32%      3.01%
                                         ========    ========    ========   ========     ========   ========
 Decrease reflected in above
  expense  ratios due to  expense
  reimbursements.....................          --          --          --         --           --       .43%
                                         ========    ========    ========   ========     ========   ========
 Ratio of net investment income
  (loss) to average net assets.......       (1.16%)     (1.07%)     (1.06%)      (.68%)     (.70%)      (.99%)
                                         ========    ========    ========   ========     ========   ========
 Portfolio Turnover Rate.............      108.54%      69.28%      76.06%      86.06%    106.73%     151.30%
                                         ========    ========    ========   ========     ========   ========


(iv) Does not reflect the effect of any sales charges.
(v)  Amount was computed based on average shares outstanding during the year.
(vi) Ratios have been annualized; total return has not been annualized.

                             HOW TO PURCHASE SHARES


IN GENERAL
   The Fund offers Class A, Class B and Class C Shares of Alger Growth Portfolio (the "Portfolio") for investors. The offering price for Class A Shares is net asset value plus an initial sales charge that declines for larger purchases (see "Class A Share Information" below). Purchases of Class A Shares in amounts of $1 million or more incur no initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") if held for less than one year. The offering price for Class B Shares is net asset value with no initial sales charge but such shares may be subject to a CDSC if held for less than six years. Class B Shares automatically convert to Class A Shares after they have been held for eight years (see "Class B Share Information" below). Class C shares also are sold at net asset value without an initial sales charge, but they may be subject to a CDSC of 1% if held for less than one year. Class C Shares automatically convert to Class A Shares after they have been held for twelve years (see "Class C Share Information" below). The Fund or the transfer agent may reject any purchase order.


METHODS OF PURCHASING SHARES

   MAIL
   You can buy shares through Alger Shareholder Services, Inc., the Fund's transfer agent ("Transfer Agent"), by filling out the New Account Application and returning it with a check drawn on a U.S. bank to Alger Shareholder Services, Inc. at 30 Montgomery Street, Box 2001, Jersey City, NJ 07302.

   WIRE TRANSFERS

   Investors establishing new accounts by wire transfer should forward their completed New Account Applications to the Transfer Agent, stating that the account was established by wire transfer and the date and amount of the transfer. Further information regarding wire transfers is available by calling
(800) 992-3863.

   BROKERS

   You can buy shares of the Portfolio through brokers who have signed sales agreements with the Fund's Distributor, Fred Alger & Company, Incorporated ("Alger Inc.").

   PROCESSING ORGANIZATIONS

   You can buy shares through a "Processing Organization", which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest with the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with this Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger Inc., or any of its affiliates.

CLASS A SHARE INFORMATION

   Class A Shares may be subject to an initial sales charge (indicated below) on purchases of less than $1 million. Purchases of Class A Shares in the amount of $1 million or more avoid the initial sales charge, but are subject to a CDSC of 1% if held for less than one year. See "Contingent Deferred Sales Charge" below.

   INITIAL SALES CHARGE

   The sales charges applicable to purchases of Class A Shares of the Portfolio are:

                           Sales Charge     Sales Charge        Dealer Allowance
     Purchase                 as % of         as % of              as % of
      Amount              Offering Price   Net Asset Value       Offering Price
------------------        --------------   ---------------      ----------------
Less than $100,000             4.75%            4.99%                4.00%
$100,000 - $249,999            4.00%            4.17%                3.25%
$250,000 - $499,999            3.00%            3.09%                2.50%
$500,000 - $999,999            2.25%            2.30%                1.75%
$1,000,000 and over              *                *                  1.00%
------------------
* Purchases of Class A Shares, which when combined with current holdings of Class A Shares offered with a sales charge equal to or exceeding $1,000,000 in the aggregate, may be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances. See "Waivers of Sales Charges."

   The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares made at one time (unless a Letter of Intent is on file with the Fund) by "any person," which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account. See "Letter of Intent."

   From time to time Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


   RIGHT OF ACCUMULATION

   Class A Shares may be purchased by "any person" (as defined above) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A Shares then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


   LETTER OF INTENT

   A Letter of Intent ("LOI") contemplating aggregate purchases of $100,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of the LOI, the "Purchase Amount" as referred to in the preceding sales charge table includes purchases of all Class A Shares of the Fund offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

   The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.


Class B Share Information

   Class B Shares are offered for sale for purchases of less than $250,000.Class B Shares are sold at net asset value with no initial sales charge. This provides investors the benefit of putting all of their dollars to work at the time the investment is made. However, a CDSC of up to 5% may be imposed if you redeem your shares within six years of purchase.See "Contingent Deferred Sales Charge." Class B Shares are subject to certain Rule 12b-1 fees as well, which are described below. Once Class B Shares have been held for eight years, they will automatically convert to Class A Shares. See "Conversion of Class B and Class C Shares."

Class C Share Information

   Class C Shares are offered for sale for purchases of less than $1,000,000. Class C Shares are sold at net asset value with no initial sales charge. This provides investors the benefit of putting all of their dollars to work at the time the investment is made. However, a CDSC of 1% may be imposed if you redeem your shares within one year of purchase. See "Contingent Deferred Sales Charge." Class C Shares are subject to certain Rule 12b-1 fees as well, which are described below. Once Class C Shares have been held for twelve years, they will automatically convert to Class A Shares. (See "Conversion of Class B and Class C Shares.")

   Class C Shares are subject to the same ongoing distribution and service fees as Class B Shares but are subject to a CDSC for a shorter period of time (one year versus six years) than Class B Shares. However, Class B Shares convert to Class A Shares after a shorter period of time than do Class C Shares (eight years versus twelve years).

CONVERSION OF CLASS B AND CLASS C SHARES


   Class B and Class C Shares will automatically convert to Class A Shares eight and twelve years, respectively, after the end of the calendar month in which the order to purchase was accepted and will thereafter not be subject to the original Class's Rule 12b-1 fees. The conversion will be completed on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and reinvested capital gains will also be converted into Class A Shares. Because Alger Money Market Portfolio is not subject to any distribution fees, the running of the applicable conversion period is suspended for any period of time in which shares received in exchange for Class B or Class C Shares are held in that Portfolio. For purposes of determining the conversion date of Class B Shares outstanding prior to August 1, 1997, such shares will be deemed to have been held for either eight years or the period (adjusted as set forth in the preceding sentence) since their purchase acceptance, whichever is shorter. Accordingly, all Class B Shares outstanding for at least eight years as of August 28, 1997 were converted to Class A Shares on August 28, 1997.



   The conversion of Class B Shares and Class C Shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax laws. The conversion of Class B and Class C Shares may be suspended if such an opinion is no longer available.


DISTRIBUTION PLANS

   The Fund has adopted separate Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") under which Classes B and C of the Portfolio may make payments to Alger Inc. in connection with its activities in promoting sales of the Portfolio's Class B and C Shares--at a maximum annual rate of .75% of the Portfolio's average daily net assets represented by such shares (each a Rule 12b-1 fee). Under the Class B Plan, the Rule 12b-1 fee is paid, up to the maximum annual rate, to the extent necessary to reimburse Alger Inc.'s expenses incurred in promoting distribution of Class B shares. Under the Class C Plan, the Rule 12b-1 fee constitutes compensation to Alger Inc. for its activities in distributing Class C Shares, and the expenses incurred by Alger Inc. in connection with such activities may be greater or less than the compensation received from the Portfolio. In each case, the Rule 12b-1 fee, sometimes described as an "asset-based sales charge," allows investors to buy shares without an initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B or C Shares of the Portfolio. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4.75% of the amount invested in Class B Shares, and up to 1% of the amount invested in Class C Shares, to dealers from its own resources at the time of sale and pays continuing commissions after purchase to dealers selling Class C Shares. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc. Any CDSCs on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Class B Plan. Under the Class B Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 1997, the end of the Fund's fiscal year, approximately $7,605,000 (2.13% of net assets) was carried forward under the Class B Plan on behalf of the Portfolio.


CONTINGENT DEFERRED SALES CHARGE


   No CDSC is imposed on the redemption of shares of Alger Money Market Portfolio, except that shares of the Portfolio acquired for shares of the other Portfolios will bear any CDSC that would apply to the exchanged shares.


   With respect to Class B Shares, there is no initial sales charge on purchases of shares of the Portfolio, but a CDSC may be charged on certain redemptions. The CDSC is imposed on any redemption that causes the current value of your account in the Class B shares of the Portfolio to fall below the amount of purchase payments made during a six-year holding period. The amount of the charge is based on the length of time shares are held, according to the following table:

                                                                    Contingent
                                                                  Deferred Sales
       Years Shares Were Held                                         Charge
----------------------------------                                --------------
Less than one .................................................          5%
One but less than two .........................................          4%
Two but less than three .......................................          3%
Three but less than four ......................................          2%
Four but less than five .......................................          2%
Five but less than six ........................................          1%
Six and greater ...............................................          0%

   Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

   Class C Shares have no initial sales charge but are subject to a CDSC of 1% if redeemed within one year of purchase.

   IN GENERAL

   For purposes of the CDSC, it is assumed that the shares of the Portfolio from which the redemption is made are the shares of that Portfolio which result in the lowest charge, if any.

   Redemptions of shares of the Portfolio are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. Since no charge is imposed on shares purchased and retained in Alger Money Market Portfolio, you may wish to consider redeeming those shares, if any, before redeeming shares that are subject to a CDSC. Please see the Statement of Additional Information for examples of how the CDSC is calculated when shares are exchanged.


WAIVERS OF SALES CHARGES
   No initial  sales charge  (Class A) or CDSC (Classes A, B or C) is imposed on
(1) purchases or redemptions by (i) employees of Alger Inc. and its  affiliates,
(ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) purchases or redemptions by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended,
(ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) purchases or redemptions by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) purchases or redemptions of shares held through defined contribution plans as defined by ERISA; (5) purchases or redemptions by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) purchases or redemptions by registered investment advisers, banks, trust companies and other financial institutions exercising discretionary authority with respect to the money invested in Fund shares; (7) purchases or redemptions by registered investment advisers for their own accounts; (8) purchases or redemptions by a Processing Organization, as shareholder of record, on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services ("wrap" accounts); and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; and (9) purchases or redemptions by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents.

   Any CDSC is also waived on (1) Systematic Withdrawal Plan payments, (2) redemptions of shares in connection with certain required post-retirement withdrawals from an IRA or other retirement plan or (3) redemptions following the death or disability of a shareholder.

   Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.

                               HOW TO SELL SHARES
   You can sell (redeem) some or all of your shares on any business day. Your shares will be sold at the next net asset value calculated after your redemption request is received and accepted by the Transfer Agent and your payment will be made by check within seven days. A CDSC may be charged on certain redemptions. See "Contingent Deferred Sales Charge" above, for details. Redemptions may be suspended and payments delayed under certain emergency circumstances as determined by the Securities and Exchange Commission. The Fund's Transfer Agent will reject any redemption request made within 15 days after receipt of the purchase check, the TelePurchase order or Automatic Investment Plan transfer against which such redemption is requested. You can sell your shares in any of the following ways: by mail, by telephone, or through your broker. Please note that, although the Fund is authorized to charge a fee for each wire redemption, it does not currently intend to do so.

MAIL

   You should send a letter of instruction to the Transfer Agent that includes your name, account number, Portfolio name, the class of shares, the number of shares or dollar amount and where you want the money to be sent. The letter must be signed by all authorized signers and, if the redemption is for more than $5,000 or if the proceeds are to be sent to an address other than the address of record, the signature(s) must be guaranteed. In addition, any request for redemption proceeds to be sent to the address of record must have the signature(s) guaranteed if made within 60 days of changing your address. The Transfer Agent will accept a signature guarantee by the following financial institutions: a U.S. bank, trust company, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, credit union which is authorized to provide signature guarantees, national securities exchange, registered securities association or clearing agency.

TELEPHONE WIRE REDEMPTION OPTION


   If you wish to use this service, you should mark the appropriate box on the New Account Application or complete a Telephone Services Form with a guaranteed signature. To sell shares by telephone, please call (800) 992-3863. Redemption requests for the Portfolio received prior to the close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) will be paid on the next business day. The minimum wire redemption amount is $2,500. If your proceeds are less than $2,500, they will be mailed to your address of record. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

TELEPHONE REDEMPTIONS

   You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. Redemption requests for the Portfolio received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

   Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address.


   The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

REDEMPTION IN KIND

   Under unusual circumstances, shares of the Portfolio may be redeemed "in kind," which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.

                            SPECIAL INVESTOR SERVICES
EXCHANGE PRIVILEGE


   Except as limited below, shareholders may exchange some or all of their Portfolio shares for shares of another portfolio of the Fund. Class A shareholders may exchange their shares for Class A Shares of another portfolio or for shares of Alger Money Market Portfolio. Class B shareholders may exchange their shares for Class B Shares of another portfolio or for shares of Alger Money Market Portfolio. Class C shareholders may exchange their shares for Class C Shares of another portfolio or for shares of Alger Money Market Portfolio. Alger Money Market Portfolio shares acquired by direct purchase may be exchanged for Class A , Class B or Class C Shares of another portfolio; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Portfolio acquired by exchange rather than by direct purchase may be exchanged for shares of another portfolio, but only for shares of the same class as those originally exchanged for Alger Money Market Portfolio shares. The period of time shares are held in Alger Money
Market Portfolio shall not be considered in scheduling of the automatic conversion to Class A Shares or, for accounts opened after October 17, 1992, in the calculation of a CDSC.

   You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among portfolios of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares ex-changed prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Alger Money Market Portfolio to any other portfolio will receive dividends from Alger Money Market Portfolio for the day of the exchange. Shares of Alger Money Market Portfolio received in exchange for shares of any other portfolio will earn dividends beginning on the next business day after the exchange.


   You may make up to six exchanges annually by telephone or in writing. The Fund may charge a transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

AUTOMATIC INVESTMENT PLAN

   The Fund offers an Automatic Investment Plan which permits you to make regular transfers to your Fund account from your bank account on the last business day of every month. The minimum monthly investment amount is $25 per portfolio. Your bank must be a member of the Automated Clearing House.

AUTOMATIC EXCHANGE PLAN

   The Fund also offers an Automatic Exchange Plan which permits you to exchange a specified amount from your Alger Money Market Portfolio account into one or all of the other portfolios on or about the fifteenth day of the month. The minimum monthly exchange amount is $25 per portfolio.

   For more information on any of the services discussed above, please call the Fund toll-free at (800) 992-3863.

TELEPURCHASE and TELEREDEMPTION Privileges

   The TELEPURCHASE Privilege allows you to purchase Fund shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or sending a Telephone Services Form to the Transfer Agent. Your funds will be transferred from your designated bank account to your Fund account normally within one business day.

   The TELEREDEMPTION Privilege allows you to transfer funds (minimum $500, maximum $50,000) between your Fund account and your designated bank account. Redemption proceeds will be transferred to your bank account, generally within two business days after your redemption request is received. Although the Fund is authorized to charge a fee of $17.00 for each Automated Clearing House redemption, it does not currently intend to do so.

   To use these privileges, your bank must be a member of the Automated Clearing House. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

RETIREMENT  PLANS


   Shares of the Portfolio are available as an investment for your retirement plans, including regular IRAs, Keogh Plans, corporate pension and profit-sharing plans, Simplified Employee Pension IRAs, SIMPLE IRAs, Roth IRAs, Education IRAs, 401(k) Plans and 403(b) Plans. Please call the Fund at (800) 992-3863 to receive the appropriate documents which contain important information and applications.


SYSTEMATIC WITHDRAWAL PLAN


   If your account balance in the Portfolio is $10,000 or more, you may establish a Systematic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly or annual basis, without payment of a CDSC. The maximum monthly withdrawal is one percent of the current account value in the Portfolio at the time you begin participation in the Plan. Shares held in certificate form are not eligible for this service.


REINSTATEMENT PRIVILEGE
   A shareholder who has redeemed shares of the Portfolio may, within 30 days of the redemption, reinstate any portion or all of the net proceeds of such redemption in Portfolio shares of the same class by exercise of the Reinstatement Privilege. Reinvestment will be at the net asset value of the Portfolio next determined upon receipt of the proceeds and letter requesting this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This privilege may be exercised only once by a shareholder. Exercising the Reinstatement Privilege will not alter any tax payable on the redemption and a loss may not be allowed for tax purposes.

                              INVESTMENT OBJECTIVES
                                  AND POLICIES

   The investment objective of the Portfolio and the investment restrictions summarized in the next paragraph are fundamental which means that they may not be changed without shareholder approval. All investment policies and practices described elsewhere in this Prospectus are not fundamental, which means the Fund's Board of Trustees may change them without shareholder approval. There is no guarantee that the Portfolio's objectives will be achieved.

   As a matter of fundamental policy, the Portfolio will not: (1) with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (2) own more than 10% of the outstanding voting securities of any company; (3) invest more than 10% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;
(4) invest more than 25% of its total assets in any one industry, except for U.S. Government securities; (5) borrow money or pledge its assets, except that it may borrow money or pledge its assets in an amount of up to 10% of its total assets for temporary or emergency purposes. The Statement of Additional Information contains additional investment restrictions as well as additional information on the Portfolio's investment practices.

   Except in the case of percentage limitations on borrowing by the Portfolio and as may be otherwise stated, the percentage limitations contained in the Fund's investment restrictions and other investment policies apply at the time of purchase of a security, and a later increase or decrease in percentage resulting from a change in value of securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction or policy.


   In order to permit sales of shares in certain jurisdictions, the Fund may commit to policies more restrictive than those stated above, and the Fund may terminate any such commitments by discontinuing sales of shares in the applicable jurisdiction.


   The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization--present market value per share multiplied by the total number of shares outstanding--of $1 billion or greater. Accordingly, the Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

IN GENERAL

   The Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objectives and to meet redemptions, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.


   Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Some of the companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors.

                              INVESTMENT PRACTICES

    The Portfolio may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Portfolio.


REPURCHASE AGREEMENTS
   In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Portfolio could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Portfolio might incur a loss if the value of the collateral held declines during this period.

ILLIQUID AND RESTRICTED SECURITIES
   An investment may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolio may purchase securities eligible for resale under Rule 144A of the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers. Under the policies and procedures established by the Fund's Board of Trustees, Fred Alger Management, Inc. ("Alger Management") determines the liquidity of the Portfolio's Rule 144A investments.


   LENDING OF PORTFOLIO SECURITIES In order to generate income and to offset expenses, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio's total assets including collateral on such loans less liabilities exclusive of the obligation to return such collateral to brokers, dealers and other financial organizations. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. Default by the borrower could result in delays, costs and/or losses in disposing of the collateral or recovering the loaned securities and, should the borrower fail financially, possible loss of rights in the collateral.


FOREIGN SECURITIES
   The Portfolio may invest up to 20% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Portfolio to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

   The Portfolio may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), or U.S. dollar-denominated securities of foreign issuers, none of which are included in the 20% foreign securities limitation. ADRs and ADSs are traded in the U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

PORTFOLIO TURNOVER
   Portfolio changes will generally be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss. Higher levels of portfolio activity generally result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Portfolio's shareholders.

                             MANAGEMENT OF THE FUND
ORGANIZATION
   The Fund was organized on March 20, 1986 as a multi-series Massachusetts business trust. The Fund offers an unlimited number of shares of six series, representing its shares of the portfolios. With the exception of Alger Money Market Portfolio, each portfolio offers three classes of shares.

   Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the

Fund's Declaration of Trust. Shareholders of one portfolio may vote only on matters that affect that portfolio. Shareholders of a class have exclusive voting rights with respect to matters affecting only that class, and shareholders vote separately by class on matters in which the interests of one class differ from those of another.


BOARD OF TRUSTEES

   The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Statement of Additional Information contains general background information about each Trustee and officer of the Fund.

INVESTMENT MANAGER

   Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Fund's portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.


   Alger Management has been in the business of providing investment advisory services since 1964 and, as of January 31, 1998, had approximately $7.8 billion under management, $4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.


PORTFOLIO MANAGERS
    David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the portfolios of the Fund. Mr. Alger has been employed by Alger Management since 1971, as Executive Vice President and Director of Research until 1995 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

    Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.


CERTAIN SHAREHOLDERS


     Set forth below is certain information regarding significant shareholders of the Portfolio. At February 2, 1998, Merrill Lynch & Co. Trustee FBO Qualified Retirement Plans owned beneficially or of record 32.07% of the Portfolio's class A Shares, and Dreyfus Retirement Services owned beneficially or of record 37.34% of the Portfolio's Class A Shares. On that date, Merrill Lynch Pierce Fenner & Smith FBO its Customers owned beneficially or of record 29.01% of the Portfolio's Class C Shares. The shareholders identified above may be deemed to control the specified Classes, which may have the effect of proportionately diminishing the voting power of other shareholders of theses classes.


FEES AND EXPENSES
   The Portfolio pays Alger Management a management fee computed daily and paid monthly at annual rates of .75% based on a percentage of the value of the Portfolio's average daily net assets.

   The Portfolio pays other expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. More information about the Portfolio's investment management agreement and other expenses paid by the Portfolio is included in the Statement of Additional Information.

   The Statement of Additional Information contains information about the Fund's brokerage policies and practices.

DISTRIBUTOR

   Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.

TRANSFER AGENT

   Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Fund. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

SHAREHOLDER SERVICING AGREEMENT

   The Fund pays Alger Inc. a shareholder servicing fee of .25% of the average daily net assets of the Portfolio for ongoing service and maintenance of shareholder accounts. Alger Inc. will compensate dealers from this fee who provide personal service and maintenance of customer accounts.

                                 NET ASSET VALUE

   The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time).

   Purchases for the Portfolio will be based upon the next net asset value calculated for each class after your order is received and accepted. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

   Third-party   checks   will   not  be   honored   except   in  the   case  of
employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.


                               DIVIDENDS AND TAXES

Dividends

   Each class will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected in writing to have all dividends and distributions paid in cash or reinvested at net asset value into another identically registered Alger portfolio account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge. Any dividends of the Portfolio are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by the Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

   The classes of the Portfolio may have different dividend and distribution rates. Class A dividends generally will be greater than those of Classes B and C due to the Rule 12b-1 fees associated with Class B and C Shares. However, dividends paid to each class of shares in the Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

TAXES

   The Portfolio intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90 percent of its investment company taxable income to them within applicable time periods. The Portfolio is treated as a separate taxable entity, with the result that taxable dividends and distributions from the Portfolio reflect only the income and gains, net of losses, of that Portfolio.

   For federal income tax purposes dividends and distributions from the Portfolio are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption or exchange of shares in the Portfolio.

   Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.


                                   PERFORMANCE

   The Portfolio and its underlying classes advertise different types of yield and total return performance. All performance figures are based on historical earnings and are not intended to indicate future performance. Yield and total return figures may be different among the classes of a portfolio. Further information about the Portfolio's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund.

   Each of the classes of the Portfolio may include quotations of its "total return" in advertisements or reports to shareholders or prospective investors. Total return figures show the aggregate or average percentage change in value of an investment in a class from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the class's shares and assume that any income dividends and/or capital gains distributions made by the class during the period were reinvested in shares of the class. Figures will be given for recent 1, 5, and 10 year periods, and may be given for other periods as well (such as from commencement of the class's operations, or on a year-by-year basis) and may utilize dollar cost averaging. The class may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the class for the specific period (again reflecting changes in class share price and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be calculated either with or without the effect of the CDSC or initial sales charge to which the shares are subject and may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions). "Total return" and "yield" for a class will vary based on changes in market conditions. In addition, since the deduction of a class's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the class's expenses.

   The Statement of Additional Information, which is incorporated by reference, further describes the method used to determine the yields and total return figures. Current yield and/or total return quotations may be obtained by contacting the Fund.

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not be lawfully made.

                               -----------------


Investment Manager:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

Distributor:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

Transfer Agent:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

Auditors:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

Counsel:
Hollyer Brady Smith Troxell
 Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, NY 10176






THE
ALGER
FUND
Meeting the challenge
of investing


AS298

                                  Alger Growth
                                    Portfolio


PROSPECTUS
                                                               February 25, 1998

STATEMENT OF
ADDITIONAL INFORMATION

                                      THE
                                     ALGER
                                      FUND

                                 75 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                           (800) 992-FUND (992-3863)







================================================================================
     The Alger Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers interests in the following six portfolios (the "Portfolios"):

                      * Alger Money Market Portfolio
                      * Alger Balanced Portfolio
                      * Alger Growth Portfolio
                      * Alger MidCap Growth Portfolio
                      * Alger Small Capitalization Portfolio
                      * Alger Capital Appreciation Portfolio

     With the exception of the Alger Money Market Portfolio, each Portfolio offers three classes of shares, each with a different combination of sales charges, ongoing fees and other features.


   This Statement of Additional Information is not a Prospectus. This document contains additional information about The Alger Fund and supplements information in the Prospectus dated February 25, 1998. It should be read together with the Prospectus which may be obtained free of charge by writing or calling the Fund at the address or toll-free number shown above.


                                    CONTENTS
Investment Objectives and Policies ....................................        2
Net Asset Value .......................................................       10
Purchases .............................................................       11
Redemptions ...........................................................       13
Exchanges and Conversions .............................................       14
Management ............................................................       16
Taxes .................................................................       18
Custodian and Transfer Agent ..........................................       19
Certain Shareholders ..................................................       20
Organization ..........................................................       21
Determination of Performance ..........................................       22
Appendix ..............................................................      A-1





                                February 25, 1998



SAI28

INVESTMENT OBJECTIVES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
The Prospectus discusses the investment objectives of each Portfolio and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

U.S. GOVERNMENT OBLIGATIONS
Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES
These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

BANK OBLIGATIONS
These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Fred Alger Management, Inc. ("Alger Management") the Fund's investment manager, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS
Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

VARIABLE RATE MASTER DEMAND NOTES
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS
Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, acting under the supervision of the Fund's Board of Trustees, reviews the credit worthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS (ALGER MONEY
MARKET PORTFOLIO AND ALGER BALANCED PORTFOLIO)
Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. Each Portfolio will maintain segregated accounts with the Fund's custodian consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Portfolios will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the
"Act"), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.



FIRM COMMITMENT AGREEMENTS AND
WHEN-ISSUED PURCHASES
Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.



WARRANTS AND RIGHTS
Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.


RESTRICTED SECURITIES
Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's Portfolio could be adversely affected.

SHORT SALES
Each Portfolio other than Alger Money Market Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES
Each Portfolio may lend securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. A Portfolio bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES
Each Portfolio other than Alger Money Market Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

OPTIONS (ALGER CAPITAL APPRECIATION PORTFOLIO)
A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A call option on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Portfolio maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

The Portfolio has qualified and intends to continue to qualify as a "Regulated Investment Company" under the Internal Revenue Code. One requirement for such qualification is that the Portfolio must derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Therefore, the Portfolio may be limited in its ability to engage in options transactions.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to the Portfolio's writing of put and call options, there can be no assurance that the Portfolio will succeed in any option-writing program it undertakes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK
INDEX FUTURES (ALGER CAPITAL APPRECIATION
PORTFOLIO)
Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities.

The risk of imperfect correlation increases as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which are the subject of the hedge. In addition, the Portfolio's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Portfolio's use of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

INVESTMENT RESTRICTIONS
The investment restrictions numbered 1 through 13 below have been adopted by the Fund with respect to each of the Portfolios as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the affected Portfolio. Investment restrictions 14 through 19 may be changed by vote of a majority of the Fund's Board of Trustees at any time.

The investment policies adopted by the Fund prohibit each Portfolio from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Portfolio's (other than Alger Money Market Portfolio's) total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) all Portfolios may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) Alger Money Market Portfolio and Alger Balanced Portfolio may engage in transactions in reverse repurchase agreements; and (c) Alger Capital Appreciation Portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Whenever borrowings described in (a) exceed five percent of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Portfolio's total assets except in connection with borrowings as noted in 4(c) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6. Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25 percent of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. Government securities, and (b) there shall be no limit on the purchase by Alger Money Market Portfolio of obligations issued by bank and thrift institutions described in the Prospectus and this Statement of Additional Information.

11. Investing in commodities, except that Alger Capital Appreciation Portfolio may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of its total assets are invested in margin and premiums.

12. Investing more than 10 percent (15 percent in the case of Alger Capital Appreciation Portfolio) of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal or contractual restrictions on resale may be purchased by Alger Money Market Portfolio if they are determined to be liquid, and such purchases would not be subject to the 10 percent limit stated above. The Board of Trustees will in good faith determine the specific types of securities deemed to be liquid and the value of such securities held in Alger Money Market Portfolio. Alger Money Market Portfolio will not purchase time deposits maturing in more than seven calendar days and will limit to no more than 10 percent of its assets its investment in time deposits maturing in excess of two business days, together with all other illiquid securities.

13. Purchasing or selling real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

14. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that Alger Capital Appreciation Portfolio may buy and sell (write) in options.

15. Investing in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

16. Purchasing any security if, as a result, the Portfolio would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

17. Making investments for the purpose of exercising control or management.

18. Investing in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Portfolio's net assets, of which not more than two percent of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

19. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund or Alger Management individually owns more than .5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.


Shares of Alger Growth Portfolio, Alger Small Capitalization Portfolio and Alger MidCap Growth Portfolio are registered for sale in Germany. As long as Alger Growth Portfolio, Alger Small Capitalization Portfolio and Alger MidCap Growth Portfolio are registered in Germany, these Portfolios may not without prior approval of their shareholders:


   a.Invest in the securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

   b.Purchase or sell real estate or any interest therein, and real estate mortgage loans, except that the Portfolios may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

   c.Borrow money, except for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made;

   d. Pledge, hypothecate, mortgage or otherwise encumber their assets except to secure indebtedness permitted under section c.;

   e. Purchase securities on margin or make short sales; or;

   f. Redeem their securities in kind.

These Portfolios will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Portfolios are registered in Germany.

Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in many cases effected on U. S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Portfolio's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. Alger Management's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios. During the fiscal years ended October 31, 1995, 1996, and 1997, the Fund paid an aggregate of approximately $799,446, $1,554,261 and $2,875,727 respectively, in commissions to Alger Inc. in connection with portfolio transactions. The commissions paid to Alger Inc. during the fiscal year ended October 31, 1997 constituted 98% of the aggregate brokerage commissions paid by the Fund; during that year, 97% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE
The Prospectus discusses the time at which the net asset values of the classes of each Portfolio are determined for purposes of sales and redemptions. The New York Stock Exchange ("NYSE") is currently open on each Monday through Friday, except (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day and (ii) the preceding Friday when any one of those holidays falls on a Saturday, or the subsequent
Monday when any one of those holidays falls on a Sunday. The following is a description of the procedures used by the Fund in valuing the Portfolios' assets.


The assets of the Portfolios other than Alger Money Market Portfolio are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

The valuation of the securities held by Alger Money Market Portfolio, as well as money market instruments with maturities of 60 days or less held by the other Portfolios, is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

Alger Money Market Portfolio's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of less than 397 days, as determined in accordance with the provisions of the rule, and invest only in securities determined by Alger Management, acting under the supervision of the Fund's Board of Trustees, to be of high quality with minimal credit risks.

Pursuant to the rule, the Fund's Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, Alger Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio's holdings by the Fund's Board of Trustees, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule also provides that the extent of any deviation between the Portfolio's net asset value based on available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Fund's Board of Trustees. In the event the Fund's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Fund's Board of Trustees must cause the Portfolio to take such corrective action as the Fund's Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or paying distributions from capital or capital gains, redeeming shares in kind or establishing net asset value per share by using available market quotations.

PURCHASES
Shares of the Portfolios are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to distribution agreements (the "Distribution Agreements"). Under the Distribution Agreements, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.

DISTRIBUTION PLANS
As stated in the Prospectus, in connection with the distribution activities of Alger Inc. in respect of the Fund's Class B and Class C Shares, respectively, the Fund has adopted two Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act, one for each class.

Reimbursable distribution expenses covered under the Class B Plan may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the class's shares, such as answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of the class; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the class; costs involved in preparing, printing and distributing sales literature for the class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the class that the Fund deems advisable.


Historically, distribution expenses incurred by Alger Inc. have exceeded the Class B assets available for reimbursement under the Plan; it is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of Class B Shares of a Portfolio in excess of contingent deferred sales charges ("CDSCs") received by Alger Inc. relating to redemptions of shares of the class during that year and .75 percent of the class' average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable Portfolio's Class B Shares on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Portfolio's statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although the Fund's Board of Trustees may change this policy, it is currently anticipated that payments under the Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.


The Plan for Class C Shares pays annually a flat percentage (up to .75 percent) of the class's average daily net assets to Alger Inc., regardless of whether the associated distribution expenses incurred are higher or lower than the fee. No excess distribution expense shall be carried forward to subsequent years under this Plan. Distribution services for which Alger Inc. is compensated under the Class C Plan may include, but are not limited to, organizing and conducting sales seminars, advertising programs, payment of finders' fees, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges or as payments of commissions or service fees, and the costs of administering the Plan.

Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Fund's Board of Trustees and that no Portfolio is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be termi-nated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the Class B or Class C Shares of any Portfolio to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than thirty days' written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Portfolios, it may continue in effect with respect to the Class B or Class C Shares of any Portfolio as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made. During the fiscal year ended October 31, 1997, the Fund reimbursed $8,858,000 to Alger Inc. as the Fund's underwriter, under the provisions of the Class B Shares' Plan. Alger Inc.'s selling expenses during that period totaled $13,251,209 which consisted of $534,235 in printing and mailing of prospectuses and other sales literature to prospective investors; $1,803,868 in advertising; $7,689,808 in compensation to dealers; $909,071 in compensation to sales personnel; $224,222 in other marketing expenses; and $2,090,008 in interest, carrying or other financing charges. If in any month, the costs incurred by Alger Inc. are in excess of the distribution expenses charged to Class B Shares of a Portfolio, the excess may be carried forward, with interest, and sought to be paid in future periods. During the fiscal year ended October 31, 1997, the Fund paid $1,150 to Alger Inc. under the provisions of the Class C Shares' plan.

SHAREHOLDER SERVICING AGREEMENT
Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the Fund's fiscal year ended October 31, 1997, the Fund paid approximately $3,071,000 to Alger Inc. under the Shareholder Servicing Agreement.


EXPENSES OF THE FUND
Each Portfolio will bear its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class B and Class C of each Portfolio other than Alger Money Market Portfolio may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Portfolio may compensate Alger Inc. for servicing shareholder accounts. Fundwide expenses not identifiable to any particular portfolio or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be paid by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.


PURCHASES THROUGH PROCESSING ORGANIZATIONS
When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Portfolios for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations may charge their customers a fee in connection with services offered to customers.

TELEPURCHASE PRIVILEGE
The price the shareholder will receive will be the price next computed after Alger Shareholder Services, Inc. (the "Transfer Agent") receives the investment from the shareholder's bank, which is normally one banking day. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

AUTOMATIC INVESTMENT PLAN
While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.


AUTOMATIC EXCHANGE PLAN
There is no charge to shareholders for this service. A shareholder's Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the Alger Money Market Portfolio balance, any remaining bal-ance in Alger Money Market Portfolio will be exchanged. Shares held in certificate form are not eligible for this service. Class A Share purchases will remain subject to the front-end load.

REDEMPTIONS
The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Portfolio's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.


No interest will accrue on amounts represented by uncashed distribution or redemption checks.


CHECK REDEMPTION PRIVILEGE
Unless investors elect otherwise, checks drawn on jointly-owned accounts will be honored with the signature of either of the joint owners. Shareholders should be aware that use of the check redemption procedure does not give rise to a banking relationship between the shareholder and the Transfer Agent, which will be acting solely as transfer agent for the Portfolio; nor does it create a banking relationship between the shareholder and the Fund. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares from the investor's account to cover the amount of the check.


Shares for which stock certificates have been issued may not be redeemed by check. An investor's account with Alger Money Market Portfolio will be reduced by any CDSC applicable to any redemption, including a redemption by check. The check redemption privilege may be modified or terminated at any time by the Fund or by the Transfer Agent.


REDEMPTIONS IN KIND
Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.


CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE
Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distri- butions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70l/2); (ii) required distributions from an Individual Retirement Account ("IRA") following the attainment of age 70l/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, following the later of retirement or attainment of age 70l/2; and (iii) a tax-free return of an excess contribution to an IRA, and (c) systematic withdrawal payments. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed shares in the Fund may reinvest all or part of the redemption proceeds in the Fund without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. This reinstatement privilege may be exercised only once by a shareholder. Reinstatement will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Portfolio with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder's shares in the Portfolio) may be made under the Withdrawal Plan by redeeming as many shares of the Portfolio as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Portfolio, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Portfolio.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Portfolio from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Portfolio involved. For additional information regarding the Withdrawal Plan, contact the Fund.

EXCHANGES AND CONVERSIONS
IN GENERAL
One class of shares may not be exchanged for another class of shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Alger Money Market Portfolio shares and subsequent exchange to Class A Shares of Alger Small Capitalization Portfolio, Alger Midcap Portfolio, Alger Growth Portfolio, Alger Balanced Portfolio or Alger Capital Appreciation Portfolio (each a "Charge Portfolio") would result in the imposition of an initial sales charge at the time of exchange; but if the initial purchase had been of Class A Shares in a Charge Portfolio, an exchange to Class A Shares of any other Portfolio would not result in an additional initial sales charge. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Portfolio above purchase payments made with respect to that Portfolio during the six-year holding period for Class B Shares and the one-year holding period for Class C Shares and certain Class A Shares.

For purposes of calculating the applicable holding periods for automatic conversion of Class B (eight years) and Class C (twelve years) Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased, provided, however, that if Class B or Class C Shares are exchanged for shares of Alger Money Market Portfolio, the period during which the Alger Money Market Portfolio shares are held will not be included in the holding period for purposes of determining eligibility for automatic conversion, and the running of the holding period will recommence only when those shares are reexchanged for shares of the original class.

FOR SHAREHOLDERS MAINTAINING AN ACTIVE ACCOUNT ON OCTOBER 17, 1992. Shares acquired in an exchange are deemed to have been purchased on, and continuously held since, the date on which the shares given in exchange were purchased; thus, an exchange would not affect the running of any CDSC-related holding period. No initial sales charge or CDSC would apply to an exchange of shares of a Charge Portfolio for shares of Alger Money Market Portfolio, but redemptions of shares of that Portfolio acquired by exchange of shares from one or more of the Charge Portfolios are subject to any applicable CDSC on the same terms as the shares given in exchange. If shares of Alger Money Market Portfolio are exchanged for shares of any of the Charge Portfolios, any later redemptions of those shares would be subject to any applicable CDSC based on the period of time since the shares given in exchange were purchased.

The following example illustrates the operation of the CDSC for active accounts established prior to October 17, 1992. Assume that on the first day of year 1 an investor purchases $1,000 of shares of each of Alger Money Market Portfolio and Alger Growth Portfolio, Class B. The shareholder may at any time redeem the shares of Alger Money Market Portfolio without imposition of the charge. If in year 3 the shareholder redeems all the Class B Shares of Alger Growth Portfolio purchased in year 1, a charge of three percent of the current net asset value of those shares would be imposed on the redemption. The shareholder could redeem without imposition of the charge any of his or her shares of that Portfolio that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of Class B Shares not exceeding any increase in the net asset value of the $1,000 of shares originally purchased. The shareholder could also at any time exchange the Class B Shares of Alger Growth Portfolio for Class B Shares of any other Portfolio without imposition of the charge. If those shares were later redeemed, however, the redemption would be subject to the charge based on the current net asset value of the shares and the period of time since the original purchase payment was made (with adjustments for partial exchanges and redemptions and any accretions in the shareholder's account by reason of increases in net asset value and reinvestment of dividends and capital gains distributions). If the foregoing exchange were made by the shareholder for additional shares of Alger Money Market Portfolio, any subsequent redemption of shares of that Portfolio would be deemed to have been made first from the $1,000 of shares of Alger Money Market Portfolio originally purchased in year 1, which are not subject to the charge, and then from the shares acquired in the exchange, which are subject to the charge. If instead the shareholder exchanged the shares of Alger Money Market Portfolio originally purchased in year 1 for additional Class B Shares of Alger Growth Portfolio (or of the other Charge Portfolios) any later redemption of those shares would be subject to the charge in accordance with the foregoing rules based on the period of time since the original purchase payment was made. Thus, the period of time shares were held in Alger Money Market Portfolio would be counted toward the six-year holding period.

FOR NEW SHAREHOLDERS OPENING AN ACCOUNT AFTER OCTOBER 17, 1992. Effective October 17, 1992, new shareholders of the Fund are subject to the following terms and conditions regarding the exchange of shares of the Fund's Portfolios. A CDSC, if any, is assessed on redemptions of Class B and Class C Shares and certain Class A Shares of the Charge Portfolios and of shares of Alger Money Market Portfolio that have been acquired in exchange for shares of a Charge Portfolio, based solely on the period of time the shares are retained in the Charge Portfolio. Thus, the period of time shares are held in Alger Money Market Portfolio will not be counted towards the holding period described above in the calculation of a CDSC.

The following examples illustrate the operation of the CDSC for accounts opened after October 17, 1992: (1) An investor purchases Class B Shares of Alger Growth Portfolio on the first day of year 1 and exchanges those shares for shares of Alger Money Market Portfolio in year 2. No charge is assessed at the time of the exchange. If in year 4 the shareholder redeems all the shares, a charge of four percent of the current net asset value of those shares would be imposed on the redemption based on the period of time the shares were retained in Class B of the Alger Growth Portfolio. The time period during which the shares of Alger Money Market Portfolio are held is not included when the amount of the charge is calculated. The shareholder could redeem without imposition of the charge any of his shares that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of shares not exceeding any increase in the net asset value of the original purchase. (2) An investor purchases shares of Alger Money Market Portfolio on the first day of year 1 and exchanges those shares for Class B Shares of Alger Growth Portfolio on the first day of year 2. No charge is assessed at the time of the exchange. If in year 4 the shareholder redeems all the shares, a charge of three percent of the current net asset value of those shares would be imposed on the redemption based on the period of time the shares were retained in Class B of Alger Growth Portfolio. The time period during which the shares of Alger Money Market Portfolio are held is not included when the amount of the charge is calculated. The shareholder could redeem without imposition of the charge any of his or her shares that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of shares not exceeding any increase in the net asset value of the original purchase.


CERTAIN ALGER MONEY MARKET PORTFOLIO SHARES
Shares of Alger Money Market Portfolio that have been acquired in exchange for shares of Spectra Fund (a mutual fund managed by Alger Management), together with Alger Money Market Portfolio shares acquired through reinvestment of dividends on such shares, may be exchanged for Spectra Fund shares. These exchanges will be effected at the respective net asset values of Spectra Fund and Alger Money Market Portfolio next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. For more information about such exchanges, please call (800) 992-3863. The Alger Fund reserves the right to terminate or modify this exchange privilege upon notice to shareholders.


CERTAIN 401(K) PLANS
Alger Inc. has entered into an agreement with Merrill Lynch Group Employees Services ("Merrill Lynch") pursuant to which Merrill Lynch will make Class A Shares of the Portfolios available to participants in certain 401(k) plans (each a "Plan") at net asset value with no contingent deferred sales charge ("CDSC") if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") each of which is made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"): or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert (by means of a CDSC-free redemption/purchase at net asset value) to A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

Also under the agreement, Class B Shares of the Portfolios are to be made available to Plan participants at net asset value with no CDSC if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by MLAM each of which is made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert (by means of a CDSC-free redemption/purchase at net asset value) to A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND
The names of the Trustees and officers of the Fund, together with information concerning their principal business occupations, are set forth below. Each of the officers of the Fund is also an officer, and each of the Trustees is also a director or trustee, as the case may be, of Castle Convertible Fund, Inc., a registered closed-end investment company, and of The Alger American Fund, The Alger Retirement Fund and Spectra Fund, registered open-end management investment companies, for all of which Alger Management serves as investment adviser. Fred M. Alger III and David D. Alger are "interested persons" of the Fund, as defined in the Act. Fred M. Alger III and David D. Alger are brothers. Unless otherwise noted, the address of each person named below is 75 Maiden Lane, New York, New York 10038.

NAME, AGE AND POSITION WITH
THE FUND AND ADDRESS            PRINCIPAL OCCUPATIONS

Fred M. Alger III (63)          Chairman of the Boards of Alger Associates, Inc.
Chairman of the Board           ("Associates"),  Alger Inc.,  Alger  Management,
                                Alger  Properties,  Inc.  ("Properties"),  Alger
                                Shareholder Services,  Inc. ("Services"),  Alger
                                Life Insurance Agency, Inc. ("Agency"), Analysts
                                Resources,  Inc.  ("ARI"),  The  Alger  American
                                Asset  Growth  Fund  ("Asset  Growth")  and Fred
                                Alger     International     Advisory    S.    A.
                                ("International").

David D. Alger (54)             President  and  Director  of  Associates,  Alger
President and Trustee           Management,  Alger Inc.,  Properties,  Services,
                                International   and   Agency;   Executive   Vice
                                President and Director of ARI.

Gregory S. Duch (46)            Executive Vice President, Treasurer and Director
Treasurer                       of Alger Management,  Properties and Associates;
                                Executive  Vice President and Treasurer of Alger
                                Inc.,  ARI,  Services and Agency;  Treasurer and
                                Director of International.

Mary E. Marsden-Cochran (45)    Vice  President,  General Counsel and Secretary,
Secretary                       Associates,   Alger   Management,   Alger  Inc.,
                                Properties,    ARI,    Services,    and   Agency
                                (2/96-present);   Secretary   of   International
                                (7/96-present);  Associate  General  Counsel and
                                Vice President,  Smith Barney Inc. (12/94-2/96);
                                Blue Sky Attorney, AMT Capital (1/94-11/94).

Frederick A. Blum (44)          Senior Vice President, Alger Inc.
Assistant Secretary
and Assistant Treasurer

Arthur M. Dubow  (64)           Trustee of the Arthur Dubow Foundation;  private
Trustee                         investor   since  1985;   Director  of  Coolidge
P.O. Box 969                    Investment Corporation; formerly Chairman of the
Wainscott, NY 11975             Board  of  Institutional  Shareholder  Services,
                                Inc. and President of Fourth Estate, Inc.

Stephen E. O'Neil (65)          Of  Counsel  to the law firm of  Kohler & Barnes
Trustee                         P.C.;  Private investor since 1981;  Director of
460 Park Avenue                 NovaCare,  Inc.  and  Brown-Forman  Corporation;
New  York,  NY  10022           formerly  President  and Vice  Chairman  of City
                                Investing   Company  and  Director  of  Centerre
                                Bancorporation and Syntro Corporation.

Nathan E. Saint-Amand, M.D.(60) Medical doctor in private practice.
Trustee
2 East 88th Street
New York, NY 10128

John T. Sargent (73)            Private   investor   since  1987;   Director  of
Trustee                         Atlantic Mutual Insurance Co.; formerly Director
14 E. 69th Street               of River Bank America.
New York, NY 10021


No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of Alger Management or its affiliates (a "Disinterested Trustee") a quarterly fee of $2,000, which is reduced by the proportion of the meetings not attended by the Trustee during the quarter.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 1997. The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended October 31, 1997.


                                                   COMPENSATION TABLE

                                                                Total Compensation Paid to Trustees from
                                                                       The Alger Retirement Fund,
                                         Aggregate                           The Alger Fund,
                                       Compensation                     The Alger American Fund,
                                           from                    Castle Convertible Fund, Inc. and
Name of Person, Position              The Alger Fund                          Spectra Fund
------------------------             ----------------            ---------------------------------------
Arthur M. Dubow, Trustee                  $8,000                                 $28,250
Stephen E. O'Neil, Trustee                $8,000                                 $28,250
Nathan E. Saint-Amand, Trustee            $8,000                                 $28,250
John T. Sargent, Trustee                  $8,000                                 $28,250

INVESTMENT MANAGER
Alger Management serves as investment manager to each of the Portfolios pursuant to separate written agreements (the "Management Agreements"). Certain of the services provided by, and the fees paid by the Portfolios to, Alger Management under the Management Agreements are described in the Prospectus. Alger
Management pays the salaries of all officers who are employed by it. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset values, net income and realized capital gains or losses of the Portfolios. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

Each Management Agreement provides that if, in any fiscal year, the aggregate expenses of the Portfolio (exclusive of certain specified categories of expense) exceed the expense limitation of any state having jurisdiction over the Portfolio, Alger Management will reimburse the Portfolio for that excess expense to the extent required by state law. At the date of this Statement of Additional Information, there is no state expense limitation applicable to any Portfolio.


During the fiscal years ended October 31, 1995, 1996, and 1997, Alger Management earned under the terms of the Management Agreements $830,000, $1,214,904 and
$1,104,000 respectively, in respect of the Alger Money Market Portfolio; $3,118,000, $4,478,467, and $4,715,000 respectively, in respect of the Alger Small Capitalization Portfolio; $760,000, $1,654,488 and $2,396,000 respectively, in respect of the Alger Growth Portfolio; $27,000, $82,116, and $96,000 respectively, in respect of the Alger Balanced Portfolio; $244,000, $720,696, and $1,236,000, respectively, in respect of the Alger MidCap Growth Portfolio; and $77,000, $861,617, and $1,587,000 respectively, in respect of the Alger Capital Appreciation Portfolio. Some of these fees for Alger Money Market Portfolio, however, were offset in whole or in part by various expense reimbursements and waivers.

DISTRIBUTOR
Alger Inc., the corporate parent of Alger Management, serves as the Fund's principal underwriter, or distributor, and receives payments from the Fund under the Fund's Distribution Plans (see "Purchases--Distribution Plans") and the
Shareholder Servicing Agreement (see "Purchases--Shareholder Servicing Agreement"). It also receives brokerage commissions from the Fund (see "Investment Objectives and Policies--Portfolio Transactions"). During the Fund's fiscal year ended October 31, 1997, Alger Inc. retained approximately $3,914,000 in CDSCs and $108,000 in initial sales charges.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP serves as independent public accountant for the Fund.

TAXES
The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Portfolio's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, each Portfolio is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects each Portfolio to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Fund expects each Portfolio to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.


Payments reflecting the dividend income of the Portfolios will not qualify for the dividends-received deduction for corporations if the Portfolio sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Portfolio have been met.

In general, any gain or loss on the redemption or exchange of Portfolio shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Portfolio shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.


Dividends of a Portfolio's net investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Portfolio. If you receive a distribution treated as long-term capital gain with respect to Fund shares, and you redeem or exchange the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as long-term capital loss. Only dividends that reflect a Portfolio's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders. None of the dividends paid by Alger Money Market Portfolio will be eligible for the dividends-received deduction.


If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Portfolio just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Portfolio shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31 percent backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Fund pursuant to a custodian agreement under which it holds the Portfolios' assets. Alger Shareholder Services, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Alger Shareholder Services, Inc. processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund.

CERTAIN SHAREHOLDERS
Set forth below is certain information regarding significant shareholders of the Portfolios.


Set forth below is certain information regarding significant shareholders of the Portfolios. At February 2, 1998, Merrill Lynch & Co. Trustee FBO Qualified Retirement Plans owned beneficially or of record 32.07% of Alger Growth Portfolio--Class A Shares, and Dreyfus Retirement Services owned beneficially or of record 37.34% of Alger Growth Portfolio--Class A Shares. On the same date, FTC & Co.--Datalynx House Acct. owned beneficially or of record 32.35% of Alger MidCap Growth Portfolio--Class A Shares. On that date, Donaldson Lufkin Jenrette Securities Corp. owned beneficially or of record 27.99% of Alger Balanced Portfolio--Class C Shares, and Ken's Auto Service, Inc. owned beneficially or of record 26.88% of Alger Balanced Portfolio--Class C Shares. Also on February 2, 1998, Merrill Lynch Pierce Fenner & Smith FBO its Customers owned beneficially or of record 39.35% of Alger MidCap Growth Portfolio--Class C Shares, 29.01% of Alger Growth Portfolio--Class C Shares, and 29. 18% of Alger Capital Appreciation Portfolio--Class C Shares. The shareholders identified above may be deemed to control the specified Classes, which may have the effect of proportionately diminishing the voting power of other shareholders of these Classes.


The following table contains information regarding persons who own of record, or are known to own beneficially, five percent or more of the shares of any Portfolio. Unless otherwise noted, the address of each owner is 75 Maiden Lane, New York, New York 10038. All holdings are expressed as a percentage of a Portfolio's outstanding shares as of February 2, 1998 and record and beneficial holdings are in each instance denoted as follows: record/beneficial.


--------------------------------------------------------------------------------
ALGER BALANCED PORTFOLIO - CLASS A (RECORD/BENEFICIAL)

Joseph Sabat Jr. &                  10.08% / 10.08%
Carolyn D. Sabat JT TEN
77 White Pine Rd
Coumbus, NJ 08022

State Street Bank &
  Trust Co. C/F IRA                  7.71% / 7.71%
JosephL.Ferguson
106 Hickory Lane
Lebanon, OH 45036

NFSCC FEBO                            7.23% / 7.23%
Lynda McLaren
119 Normandy Lane
Oak Ridge, TN 37830

John R. Richardson TTEE              20.21% / 20.21%
22994 El Toro Rd
Lake Forest, CA 92630-4691

Eugenia M. Benedict TTEE              5.07% / 5.07%
6141 N. Point Dr
Flowery Branch, GA 30542

PaineWebber For The Benefit Of        9.37% / 9.37%
Society of St. Charles
Provincial Account (RET)
27 Carmine Street
New York, NY 10014-4423


ALGER BALANCED PORTFOLIO - CLASS C (RECORD/BENEFICIAL)

Jeanne M. Meyers                      5.36% / 5.36%
740 Miner Rd
Highlands Hts, Ohio 44143

Hugh P. Gallagher                     5.96% / 5.96%
6050 W. Eastwood Ave.
Suite 104
Chicago, IL 60630

MLPF & S For The Sole Benefit Of      6.65% / *
Its Customers
4800 Deer Lk Dr. E 3rd Fl.
Jacksonville, FL 32246

Donaldson Lufkin Jenrette             7.60% / *
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette            27.99% / *
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Richard O. Yeager                     5.42% / 5.42%
11439 Stoney Point Place
Germantown, MD 20876

Ken's Auto Service, Inc.             26.88% / 26.88%
740 Miner Rd
Highland Heights, OH 44143

Christopher C. Sylvester              6.48% / 6.48%
40 Peyton St.
Trevose, PA 19053


ALGER SMALL CAPITALIZATION PORTFOLIO - CLASS A (RECORD/BENEFICIAL)

Independent Trust Corp.                 5.74% / *
Custodial Funds 82
15255 S 94th Ave Ste 303
Orland Park Park, IL 60462-3897

Charles Schwab & Co., Inc.              5.47% / *
Special Custody Acct.
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

FTC & Co.                              14.46% / *
Attn: Datalynk - House Account
P.O. Box 173736
Denver, CO 80217-3736

Modern Health Affiliates                9.16% / *
Jersey Shore Pension Pl.
Corestates Bank NA
1500 Market St, Box 13839
Philadelphia PA 19101

ALGER SMALL CAPITALIZATION PORTFOLIO - CLASS C (RECORD/BENEFICIAL)

State Street Bank &
  Trust Co. C/F IRA                  13.08% / 13.08%
Lester Lutz
P.O. Box 714 Plateau Rd.
Pleasant Valley, NY 12569

Mrs. Hedy R. Gold                    19.77% / 19.77%
46 Terwilliger Road
Hyde Park, NY 12538

Royco Auto Parts Psp                   12.66% / *
18 Delavergne Avenue
Wappingers Falls, NY 12590

Lawrence Deloatche &                 20.92% / 20.92%
Flora Deloatche JT TEN
11 Wagon Wheel Road
Poughkeepsie, NY 12601


ALGER MIDCAP GROWTH PORTFOLIO - CLASS A (RECORD/BENEFICIAL)

Charles Schwab & Co., Inc.             19.77% / *
Special Custody Acct.
101 Montgomery Street
San Francisco, CA 94104

FTC & Co.                              32.35% / *
Attn: Datalynx - House Account
P.O. Box 173736
Denver, Co. 80217-3736


ALGER MIDCAP  GROWTH  PORTFOLLO - CLASS C  (RECORD/BENEFICIAL)

Dennie  Conley &                       8.50% / 8.50%
Margaret Conley JT TEN
8570 Maryann Lane
Port St. Lucie, FL 34952

State Street Bank &
  Trust Co. C/F IRA                   10.77% / 10.77%
George L. Roat
18 Wyandotte Ave.
Big Stone Gap, VA 24219-2710

MLPF&S For The Sole Beneft Of          39.35% / *
Its Customers
4800 Deer Lake Dr. E. 3rd Fl.
Jacksonville, FL 32246

Prudential Securities Inc. FBO       11.16% / 11.16%
Mr. John E. Bishop
41 Tulipwood Dr.
Commack, NY 11725-5623

Prudential Securities Inc. FBO        9.06% / 9.06%
Ifigenia Frangos
Dix Hills, NY 11746-5606


ALGER GROWTH PORTFOLIO - CLASS A (RECORD/BENEFICIAL)

Charles Schwab & Co., Inc.             10.31% / *
Special Custody Acct.
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Boston & Co.                           37.34% / *
Mutual Fund Operations
Dreyfus Retirement Services
1 Cabot Rd. AIM 028-0031
Medford, MA 02155

Merrill Lynch Co. TTEE FBO             32.07% / *
Qualifed Retirement Plans
265 Davidson Ave. 4th Fl.
Somerset, NJ 08873


ALGER GROWTH PORTFOLIO - CLASS C (RECORD/BENEFICIAL)

Sterling Trust Company, TTEE          8.27% / 8.27%
FBO Alton E. Havens
P.O. Box 2526
Waco, TX 76702-2526

MLPF&S For the Sole Benefit of         29.01% / *
Its Customers
4800 Deer Lake Dr. E. 3rd. Fl.
Jacksonville, FL. 32246


Donaldson Lufkin Jenrette              16.26% / *
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette              12.59% / *
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998


ALGER CAPITAL APPRECIATION PORTFOLIO -
 CLASS A (RECORD/BENEFICIAL)

Charles Schwab & Co., Inc.             17.12% / *
Special Custody Acct.
101 Montgomery Street
San Francisco, CA 94104

FTC & Co.                              15.19% / *
Attn: Datalynx - House Acct.
P.O. Box 173736
Denver, CO 80217-3736

J.C. Bradford & Co. Cust FBO          7.00% / 7.00%
Appel Equity Group
330 Commerce St.
Nashville, TN 37201-1899


ALGER CAPITAL APPRECIATION PORTFOLIO -
 CLASS C (RECORD/BENEFICIAL)

MLPF&S For The Sole Beneft Of         29.18% / *
Its Customers
4800 Deer Lake Dr. E. 3rd Fl.
Jacksonville, FL 32246

   * Indicates Shareholder owns less than 5% of the Portfolios shares.



OFFICERS AND TRUSTEES
Officers and Trustees of the Fund as a group own more than 1% of the following shares: 3.26% of Alger Small Capitalization Portfolio -- Class A, 1.49% of Alger MidCap Growth Portfolio -- Class A, and 1.26% of Alger Capital Appreciation Portfolio -- Class A.


ORGANIZATION
The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the "Trust Agreement"). Alger Money Market Portfolio, Alger Small Capitalization Portfolio and Alger Growth Portfolio commenced operations on November 11, 1986. Alger Balanced Portfolio commenced operations on June 1, 1992, Alger MidCap Growth Portfolio commenced operations on May 24, 1993 and Alger Capital Appreciation Portfolio commenced operations on November 1, 1993. Prior to March 27, 1995 Alger Capital Appreciation Portfolio was known as Alger Leveraged AllCap Portfolio. The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager. On December 31, 1996, Class A Shares were added to all portfolios of the Fund except Alger Money Market Portfolio. Class A shares have an initial sales charge.

The previously existing shares in those portfolios, subject to a CDSC, were designated Class B Shares on that date. Class C Shares, which are subject to a CDSC, were created on August 1, 1997.


Shares of each Portfolio other than Alger Money Market Portfolio are thus divided into three classes, Class A, Class B and Class C. The classes differ in that: (a) each class has a different class designation; (b) only the Class A Shares are subject to an initial sales charge; (c) the Class B and Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) only the Class B and Class C Shares (as described below) are subject to distribution fees under plans adopted pursuant to Rule 12b-1 under the Act (each, a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.


Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Portfolio on matters in which the interests of one class differ from those of another; see also item (e) in the preceding paragraph. In the interest of economy and convenience, certificates representing shares of a Portfolio are physically issued only upon specific written request of a shareholder.

Meetings of shareholders notmally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


DETERMINATION OF PERFORMANCE

ALGER MONEY MARKET PORTFOLIO


The Alger Money Market Portfolio's "yield" and "effective yield" referred to in the Prospectus are calculated according to formulas prescribed by the SEC. The Portfolio's seven-day "yield" is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Portfolio's "effective yield" is computed by compounding the unannualized base period return (calculated as above), by adding one to it, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. When Alger Money Market Portfolio includes quotations of "yield" and "effective yield" that are based on income generated by an investment in the Portfolio over a thirty-day, or one month, period, it will calculate the "yield" and "effective yield" in the manner described above except that, in annualizing the "yield" and "effective yield," the formula will be adjusted to reflect the proper period.

For the seven-day period ended October 31, 1997, the annualized yield was 4.83%, and the compounded effective yield was 4.94%.


OTHER PORTFOLIOS
The "total return" and "yield" referred to in the Prospectus as to each of the Classes of the Portfolios, other than Alger Money Market Portfolio, are also computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner:

A. Total Return--A Class' average annual total return described in the Prospectus is computed according to the following formula:

                                  P (1+T)n=ERV

Where:   P =   a hypothetical initial payment of $1,000
         T =   average annual total return
         n =   number of years
       ERV =   ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5 and 10 year periods (or fractional portion thereof);


   The average annual total returns for Class A, B and C Shares of the Portfolios, other than Alger Money Market Portfolio, for the periods indicated below were as follows:

                                     (Class B)
                                (Class B)   Period(Class B)
                    (Class A)(Class B) Five  from   Ten       (Class C)
                     Period Year  YearsInception   Years      Period
                      Ended Ended EndedthroughEndedEnded
                    10/31/9710/31/97 10/31/9710/31/97         10/31/97 10/31/97

Alger Small Capitalization
 Portfolio*--Class A++                 7.04%        n/a         n/a          n/a       n/a          n/a
           --Class B                    n/a        8.11%      15.97%         n/a     20.71%         n/a
           --Class C+++                 n/a         n/a         n/a          n/a       n/a        (1.86%)

Alger Growth Portfolio*
 --Class A++                          17.34%        n/a         n/a          n/a       n/a          n/a
 --Class B                              n/a       19.94%      19.93%         n/a     18.06%         n/a
 --Class C+++                           n/a         n/a         n/a          n/a       n/a        (4.97%)

Alger Balanced Portfolio**
 --Class A++                          12.88%        n/a         n/a          n/a       n/a          n/a
 --Class B                              n/a       14.25%      11.51%       10.60%      n/a          n/a
 --Class C+++                           n/a         n/a         n/a          n/a       n/a        (3.29%)

Alger MidCap Growth
 Portfolio***  --Class A++            13.07%        n/a         n/a          n/a       n/a          n/a
               --Class B                n/a       16.37%        n/a        22.72%      n/a          n/a
               --Class C+++             n/a         n/a         n/a          n/a       n/a        (1.70%)

Alger Capital Appreciation
 Portfolio+--Class A++                15.46%        n/a         n/a          n/a       n/a          n/a
           --Class B                    n/a       16.00%        n/a        27.85%      n/a          n/a
           --Class C+++                 n/a         n/a         n/a          n/a       n/a        (6.97%)

   *  Commenced operations on November 11, 1986.
  **  Commenced operations on June 1, 1992.
 ***  Commenced operations on May 24, 1993.
   +  Commenced operations on November 1, 1993.
  ++  Initially offered January 1, 1997.
 +++  Initially offered August 1, 1997.


B. Yield--a Class's net annualized yield described in the Prospectus is computed according to the following formula:

                             a-b
                 YIELD = 2[(----- + 1)6 - 1]
                              cd
Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = The average daily number of shares  outstanding  during the period that were  entitled to receive  dividends.
          d = the maximum offering price per share on the last day of the period.

IN GENERAL

Current performance information for the Classes of the Portfolios may be obtained by calling the Fund at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance of a Class will depend upon factors such as its expenses and the types and maturities of securities held by the Portfolio.


From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio with that of other mutual funds with a similar investment objective. The yield of the Alger Money Market Portfolio might be compared with, for example, averages compiled by IBC/DONOGHUE'S MONEY FUND REPORT, a widely recognized, independent publication that monitors the performance of money market mutual funds. The yield of the Alger Money Market Portfolio might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Similarly, the performance of the other Portfolios, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the Lehman Brothers Government/Corporate Bond Index or the S&P MidCap 400 Index. In addition, evaluations of the Portfolios published by nationally recognized ranking services or articles regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.


FINANCIAL STATEMENTS
The Fund's audited financial statements for the year ended October 31, 1997, are contained in the Annual Report to Shareholders for that fiscal year and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 992-3863.

APPENDIX

Description of the highest commercial paper, bond and other short and long term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), "Fitch" Investors Service, Inc. ("Fitch") and Duff and Phelps, Inc. ("Duff").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A-l by S&P indicates that the degree of safety reading timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-l is the highest commercial paper rating assigned by Duff. Paper rated Duff-l is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BOND AND LONG-TERM RATINGS

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are

APPENDIX
(continued)

rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated Duff-l are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

INVESTMENT MANAGER:
   Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038
----------------------------------------------

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302
----------------------------------------------

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302




INDEPENDENT PUBLIC ACCOUNTANTS:
   Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105
----------------------------------------------

COUNSEL:
Hollyer Brady Smith Troxell
Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, NY 10176